UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23333

Cliffwater Corporate Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Shareholders

CLIFFWATER CORPORATE LENDING FUND

Annual Report

For the Year Ended December 31, 2021

Cliffwater Corporate Lending Fund

Table of Contents
For the Year Ended December 31, 2021

Letter to Shareholders (Unaudited)	2-3
Fund Performance	4-5
Report of Independent Registered Public Accounting Firm	6
Consolidated Schedule of Investments	7-42
Consolidated Statement of Assets and Liabilities	43
Consolidated Statement of Operations	44
Consolidated Statements of Changes in Net Assets	45
Consolidated Statement of Cash Flows	46-47
Consolidated Financial Highlights	48-49
Notes to Consolidated Financial Statements	50-87
Other Information (Unaudited)	88-89
Fund Management (Unaudited)	90-92

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2021 (Unaudited)

To our shareholders:

We recently completed two and one-half years of operation and want to thank you for the continued trust you have placed in us.

Performance has been consistently strong relative to our objective. The Cliffwater Corporate Lending Fund (the fund) produced a net 8.61% annualized return from its June 5, 2019 inception, through December 31, 2021. This compares to a 4.38% annualized return for the S&P/LSTA Leveraged Loan Index. The fund also reported relatively consistent monthly returns. Its annualized standard deviation measures 2.32% for the same period compared to 9.31% for the S&P/LSTA Leveraged Loan Index.

The fund experienced strong investor inflows over trailing year, with net-asset-value growing from $0.7 billion on December 31, 2020 to $4.7 billion on December 31, 2021. This asset growth has been supported by significant investment in personnel and technology to grow our platform and the onboarding of additional strategic lending partners to access high quality senior corporate loans. Factors materially affecting the fund’s performance during the most recently completed fiscal year include a high current cash yield, the absence of realized losses, and unrealized gains recouping unrealized losses that occurred during the prior fiscal year.

We remain confident in the fund’s continued performance despite the uncertain economic environments brought by Covid-19 and unexpected inflation. The fund’s 7.3% net current yield remains attractive and the floating-rate nature of our loans should react favorably in a rising interest rate economy.

We again sincerely thank you for your support.

Regards,

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

The performance data shown represents past performance which does not guarantee future results. It is net of all fees. Current performance may be lower or higher than the performance quoted. All performance shown assumes reinvestment of dividends.

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2021 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cliffwater Corporate Lending Fund

Fund Performance
December 31, 2021 (Unaudited)

Performance of a $10,000,000 Investment

This graph compares a hypothetical $10,000,000 investment in the Fund’s Class I Shares with a similar investment in the S&P LSTA Leverage Loans Index and Bloomberg US Aggregate Index. These indices do not serve as benchmarks for the Fund and are shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. These indices do not reflect expenses, fees, or sales charges, which would lower performance.

The S&P LSTA Leverage Loans Index is designed to measure the performance of the global senior loan market. The fixed-weight index is 75% weighted in the S&P/LSTA Leveraged Loan Index and 25% weighted in the S&P European Leveraged Loan Index. The index is unmanaged and it is not available for investment.

The Bloomberg US Aggregate Index is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2021	1 Year	Since Inception
Cliffwater Corporate Lending Fund (Inception Date June 5, 2019)	10.38%	8.61%
S&P LSTA Leverage Loans Index	5.20%	4.38%
Bloomberg US Aggregate Index	-1.54%	3.66%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

Cliffwater Corporate Lending Fund

Management’s Discussion of Fund Performance
December 31, 2021 (Unaudited) (Continued)

The Fund has entered into an expense limitation agreement that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.25% through March 6, 2023 (the “Waiver”). Ordinary fund-wide operating expenses exclude any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Investment Management Fee and the Fund’s start-up, offering and organizational expenses. The performance quoted above reflects the Waiver in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cliffwater Corporate Lending Fund

Report of Independent Registered Public Accounting Firm
December 31, 2021

To the Shareholders and Board of Trustees of
Cliffwater Corporate Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Corporate Lending Fund (the “Fund”) as of December 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, agent banks, and underlying fund managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 25, 2022

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021

Principal Amount			Value
		SENIOR SECURED LOANS — 98.4%
		COMMUNICATIONS — 4.9%
	$2,955,000	1236904 B.C. Ltd. First Lien Term Loan, 5.604% (1-Month USD Libor+550 basis points), 3/4/2027[1,2,3,4]	$2,897,377
		Aspen Opco, LLC
	2,272,727	Revolver, 0.500%, 12/1/2027[2,4,5]	2,250,000
	22,159,091	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 12/1/2027[2,3,4]	21,937,500
	568,182	Revolver, 7.750% (3-Month USD Libor+450 basis points), 12/1/2027[2,3,4,5]	562,500
		CM Acquisitions Holdings Inc.
	301,176	Delayed Draw, 7.000% (3-Month EUR Libor+600 basis points), 5/6/2025[2,3,4]	301,176
	819,246	Incremental Term Loan, 7.000% (3-Month EUR Libor+600 basis points), 5/6/2025[2,3,4]	819,246
	2,627,542	First Lien Term Loan, 7.000% (3-Month EUR Libor+600 basis points), 5/6/2025[2,3,4]	2,627,543
GBP	1,772,638	CSL DualCom Ltd First Lien Term Loan, 5.725% (6-Month GBP Libor+550 basis points), 9/25/2027[2,3,4]	2,372,955
	10,000,000	EP Purchaser, LLC Second Lien Term Loan, 7.000% (3-Month USD Libor+650 basis points), 11/4/2029[3,4]	9,850,000
		Fingerpaint Marketing, Inc.
	1,680,108	Revolver, 0.500%, 12/30/2026[2,4,5]	1,663,306
	10,296,637	Delayed Draw, 1.000%, 12/30/2026[2,4,5]	10,245,153
	4,883,721	Delayed Draw, 7.250% (3-Month USD Libor+575 basis points), 12/30/2026[2,3,4]	4,859,302
	8,139,535	First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 12/30/2026[2,3,4]	8,058,139
	15,000,000	HH Global Finance Limited First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 9/24/2028[2,3,4]	14,887,500
		HPS Telecommunications
	9,850,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 5/30/2025[2,3,4,6]	9,816,136
	10,000,000	First Lien Term Loan, 7.350% (3-Month USD Libor+635 basis points), 5/28/2026[2,3,4]	9,813,690
		Iconic Purchaser Corporation
	1,538,462	Revolver, 0.500%, 11/5/2027[4,5]	1,507,692
	2,051,282	Delayed Draw, 1.000%, 11/5/2028[4,5]	2,030,769
	16,410,256	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 11/5/2028[3,4,16]	16,082,051
	14,925,000	KeyImpact Holdings, Inc. First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 6/21/2026[2,3,4]	14,775,750
	2,000,000	Lifesize Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 3/2/2025[3,4]	1,975,845
		MBS Holdings, Inc.
	1,271,186	Revolver, 0.500%, 4/6/2027[2,4,5]	1,245,763
	13,694,491	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 4/6/2027[2,3,4]	13,420,602
		Mc Group Ventures Corporation
	4,519,231	Delayed Draw, 1.000%, 6/30/2027[4,5]	4,428,846
	15,346,154	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 6/30/2027[3,4,15]	15,039,231
	5,096,154	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 6/30/2027[3,4,5,15]	4,994,231

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		COMMUNICATIONS (Continued)
	$12,500,000	MSM ACQUISITIONS Delayed Draw, 1.000%, 12/9/2026[2,4,5]	$12,500,000
		OneCare Media, LLC
	1,333,333	Revolver, 0.500%, 9/29/2026[4,5]	1,313,333
	8,666,667	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 9/29/2026[3,4]	8,536,667
		Trunk Acquisition, Inc.
	642,857	Revolver, 0.500%, 2/9/2027[2,4,5]	636,429
	6,857,143	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 2/9/2027[2,3,4]	6,788,571
	2,500,000	Revolver, 0.500%, 2/19/2027[4,5]	2,475,000
	22,500,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 2/19/2027[3,4,16]	22,275,000
			232,987,303
		CONSUMER DISCRETIONARY — 10.3%
	12,468,750	ADS Buyer, Inc. First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/31/2026[2,3,4]	12,344,062
	25,000,000	AG-Twin Brook Consumer Discretionary First Lien Term Loan, 6.750% (1-Month USD Libor+575 basis points), 12/14/2027[2,3,4]	24,625,000
		Apex Service Partners, LLC
	1,200,000	Revolver, 0.500%, 7/31/2025[4,5]	1,199,400
	9,423,638	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 7/31/2025[2,3,4]	9,291,707
	10,200,000	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 7/31/2025[3,4]	10,194,900
	800,000	Revolver, 6.250% (3-Month USD Libor+525 basis points), 7/31/2025[3,4,5]	799,600
	1,000,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 7/31/2025[3,4]	999,500
	2,496,058	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[2,3,4]	2,461,113
	6,800,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[3,4]	6,796,600
		Archimede
EUR	4,500,000	First Lien Term Loan, 6.000% (3-Month EUR Libor+600 basis points), 10/17/2027[3,4]	5,081,967
EUR	1,500,000	Delayed Draw, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[2,3,4]	1,693,989
EUR	2,500,000	First Lien Term Loan, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[2,3,4]	2,823,315
		Bendon
	1,800,000	Revolver, 0.750%, 12/11/2025[2,4,5]	1,737,720
	12,870,000	First Lien Term Loan, 8.000% (3-Month USD Libor+650 basis points), 12/11/2025[2,3,4]	12,424,698
	2,984,344	Chop’t Creative Salad Company LLC First Lien Term Loan, 8.750% (1-Month USD Libor+725 basis points), 1/22/2024[3,4]	2,984,344
		Classic Collision
	1,382,979	Revolver, 0.500%, 1/14/2026[4,5]	1,355,319
	7,803,192	Delayed Draw, 1.000%, 6/23/2027[4,5]	7,647,128
	10,792,513	Delayed Draw, 6.000% (3-Month USD Libor+500 basis points), 6/23/2027[3,4,5]	10,576,663
	5,000,000	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 1/14/2026[3]	4,900,000
	7,920,000	Discovery Education, Inc. First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 10/30/2026[2,3,4]	7,920,000
		EAP Holdco, LLC
	1,804,883	Revolver, 0.500%, 11/17/2027[2,4,5]	1,786,834

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$1,903,188	Delayed Draw, 1.000%, 11/17/2027[2,4,5]	$1,893,673
601,628	Revolver, 6.500% (3-Month USD Libor+550 basis points), 11/17/2027[2,3,4,5]	595,612
19,412,523	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/17/2027[2,3,4]	19,218,397
	Evergreen Acqco 1 LP
11,970,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 3/26/2028[1,2,3]	11,955,038
3,473,981	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 3/26/2028[3]	3,469,639
495,491	Fleetwash, Inc. Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 10/1/2024[2,3,4]	493,014
11,500,000	Gateway Casinos & Entertainment Limited First Lien Term Loan, 8.750% (3-Month USD Libor+800 basis points), 10/22/2027[3,4]	11,270,000
	HPS Consumer Discretionary
4,674,927	First Lien Term Loan, 7.500% (3-Month USD Libor+600 basis points), 10/3/2024[2,3,4,6]	4,768,425
17,079	First Lien Term Loan, 1.000%, 6/27/2025[2,4,5]	16,712
5,035,450	First Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 6/27/2025[2,3,4,5,6]	4,927,254
18,881,250	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 7/26/2026[2,3,4]	18,398,928
14,923,897	HS Parent, Inc. First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 4/10/2026[2,3,4]	14,774,658
15,000,000	HY Cite Enterprises LLC First Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 11/1/2026[2,3,4]	14,550,000
25,675,000	Iconix Brand Group, Inc. First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 8/4/2025[3,4]	25,161,500
20,000,000	KBP Brands LLC Delayed Draw, 1.000%, 5/26/2027[4,5]	19,900,000
974,811	KC Culinarte Intermediate LLC First Lien Term Loan, 4.750% (3-Month USD Libor+375 basis points), 8/24/2025[1,2,3,4]	962,626
	Len the Plumber, LLC
837,265	Delayed Draw, 1.000%, 2/17/2026[2,4,5]	820,520
6,312,599	Delayed Draw, 5.500% (3-Month USD Libor+450 basis points), 2/17/2026[2,3,4,5]	6,186,347
7,805,962	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 2/17/2026[2,3,4]	7,649,843
8,577,903	MAG DS Corp. First Lien Term Loan, 6.500% (1-Month USD Libor+525 basis points), 4/1/2027[1,2,3,4]	8,396,909
	NL1 Acquire Corp.
CAD 1,160,727	Revolver, 0.500%, 5/26/2026[2,4,5]	902,248
CAD 169,273	Revolver, 6.250% (3-Month CAD Libor+525 basis points), 5/26/2026[2,3,4,5]	131,577
CAD 2,598,371	Delayed Draw, 1.000%, 5/26/2028[2,4,5]	2,019,746
1,223,676	Delayed Draw, 1.000%, 5/26/2028[4,5]	1,217,558
CAD 1,287,977	Delayed Draw, 6.500% (3-Month CAD Libor+550 basis points), 5/26/2028[2,3,4,5]	1,001,160
CAD 9,511,050	First Lien Term Loan, 6.500% (3-Month CAD Libor+550 basis points), 5/26/2028[2,3,4]	7,393,056
196,324	Delayed Draw, 6.500% (3-Month CAD Libor+550 basis points), 5/26/2028[4,5]	195,342
2,100,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/26/2028[3,4]	2,079,000
1,705,480	Oak Parent, Inc. First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 10/26/2023[1,2,3,4]	1,662,843

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Obagi Cosmeceuticals LLC
$2,500,000	Revolver, 0.500%, 3/16/2026[4,5]	$2,500,000
1,500,000	Revolver, 8.500% (3-Month USD Libor+750 basis points), 3/16/2026[3,4,5]	1,500,000
10,917,500	First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 3/16/2026[3,4]	11,354,200
29,914,143	Owl Rock Consumer Discretionary First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 3/26/2026[2,3,4]	29,914,143
	Race Winning Brands, Inc.
2,476,931	Revolver, 0.500%, 11/16/2027[2,4,5]	2,452,162
648,069	Revolver, 6.250% (3-Month USD Libor+525 basis points), 11/16/2027[2,3,4,5]	641,588
21,875,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 11/16/2027[2,3,4]	21,656,250
1,964,912	RCS Consumer Discretionary First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/6/2025[2,3,4,6]	1,930,526
	RefrigiWear, LLC
1,925,403	Revolver, 0.500%, 11/2/2027[2,4,5]	1,906,149
676,493	Revolver, 5.750% (3-Month USD Libor+475 basis points), 11/2/2027[2,3,4,5]	669,728
15,698,104	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 11/2/2027[2,3,4]	15,541,123
	Regent Holding Company, LLC
575,188	Revolver, 0.500%, 2/25/2026[2,4,5]	572,312
2,244,361	Revolver, 8.750% (1-Week USD Libor+775 basis points), 2/25/2026[2,3,4,5]	2,233,139
974,874	Spring Education Group, Inc. First Lien Term Loan, 4.382% (3-Month USD Libor+425 basis points), 7/30/2025[1,2,3,4]	949,618
	Stanton Carpet Corp.
1,189,468	Revolver, 0.500%, 10/1/2026[2,4,5]	1,177,574
9,303,571	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 10/1/2027[2,3,4]	9,210,536
9,975,000	Summit Buyer, L.L.C. First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 9/17/2027[3,4]	9,775,500
10,000,000	Truck-Lite Co., LLC First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 12/13/2026[3,4]	9,800,000
	Twin Brook Consumer Discretionary
4,966,908	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 2/14/2024[2,3,4,6]	4,929,656
20,000,000	First Lien Term Loan, 6.750% (2-Month USD Libor+575 basis points), 2/14/2024[2,3,4]	19,850,000
9,950,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 4/20/2026[2,3,4]	9,881,345
8,000,000	Woof Holdings, Inc. Second Lien Term Loan, 8.000% (1-Month USD Libor+725 basis points), 12/21/2028[1,3,4,16]	8,085,040
		488,186,073
	CONSUMER STAPLES — 2.0%
	BCPE North Star US Holdings Co.
2,210,526	Delayed Draw, 1.000%, 6/10/2028[2,4,5]	2,205,000
11,789,474	First Lien Term Loan, 4.750% (1-Month USD Libor+400 basis points), 6/10/2028[2,3,4]	11,760,000
3,580,107	C.P. Converters, Inc. First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 6/18/2023[2,3,4]	3,580,107
13,965,000	Cardenas Markets, Inc. First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 6/3/2027[2,3,4]	14,069,737

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		CONSUMER STAPLES (Continued)
	$4,937,028	Easy Ice, LLC First Lien Term Loan, 4.750% (3-Month USD Libor+450 basis points), 12/31/2025[2,3,4]	$4,937,028
	1,220,329	Hoffmaster Group, Inc. First Lien Term Loan, 5.000% (3-Month USD Libor+400 basis points), 11/23/2023[1,2,3,4]	1,176,728
	8,820,172	HPS Consumer Staples First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 9/1/2026[2,3,4,6]	8,908,374
		JTM Foods, LLC
	1,158,366	Delayed Draw, 0.500%, 5/14/2027[2,4,5]	1,138,094
	559,597	Revolver, 0.500%, 5/14/2027[2,4,5]	549,804
	559,597	Revolver, 5.750% (3-Month USD Libor+475 basis points), 5/14/2027[2,3,4,5]	549,804
	7,683,828	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 5/14/2027[2,3,4]	7,549,361
	3,728,999	JUUL Labs, Inc. First Lien Term Loan, 8.500% (3-Month USD Libor+800 basis points), 8/2/2023[3,4]	3,721,541
	25,000,000	Maxor National Pharmacy Services, LLC First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 12/6/2027[3,4]	24,625,000
		Purfoods, LLC
	1,125,000	Delayed Draw, 1.000%, 8/12/2026[2,4,5]	1,125,000
	1,870,312	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 8/12/2026[2,3,4,5]	1,870,312
	4,443,750	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 8/12/2026[2,3,4]	4,443,750
			92,209,640
		ENERGY — 0.0%
	488,750	Kamc Holdings, Inc. First Lien Term Loan, 4.175% (3-Month USD Libor+400 basis points), 8/14/2026[1,2,3,4]	476,531

		FINANCIALS — 13.7%
	5,000,000	Alacrity First Lien Term Loan, 10.500% PIK (3-Month USD Libor+975 basis points), 12/21/2029[2,3,4]	4,850,000
		Alera Group Holdings, Inc.
	13,341,273	Delayed Draw, 1.000%, 10/2/2023[4,5]	13,274,567
	11,642,385	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 10/2/2023[3,4,5]	11,584,172
GBP	10,791,367	Apus Bidco Limited First Lien Term Loan, 5.651% (3-Month GBP Libor+550 basis points), 2/9/2028[2,3,4]	14,343,696
		AQ Sage Buyer, LLC
	18,750,000	Delayed Draw, 1.000%, 1/25/2027[2,4,5]	18,703,125
	6,234,375	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 1/25/2027[2,3,4]	6,172,031
		AxiomSL Group, Inc.
	731,098	Revolver, 0.500%, 12/3/2025[4,5]	725,542
	713,267	Delayed Draw, 1.000%, 12/3/2027[4,5]	707,846
	11,000,357	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/3/2027[3,4]	10,916,754
		CC SAG Acquisition Corp.
	699,301	Revolver, 0.500%, 6/29/2027[2,4,5]	689,193
	3,356,643	Delayed Draw, 1.000%, 6/29/2028[2,4,5]	3,308,126
	1,888,112	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 6/29/2028[2,3,4,5]	1,860,822
	19,008,304	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 6/29/2028[2,3,4]	18,733,558

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		FINANCIALS (Continued)
		CFGI Holdings, LLC
	$1,751,825	Revolver, 0.500%, 11/2/2027[2,4,5]	$1,734,307
	2,189,781	Delayed Draw, 1.000%, 11/2/2027[2,4,5]	2,189,781
	16,058,394	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 11/2/2027[2,3,4]	15,897,810
		Credit Connection, LLC
	600,000	Revolver, 0.500%, 7/30/2026[4,5]	588,000
	4,987,500	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/30/2026[3,4]	4,887,750
EUR	627,356	Dreamstart BidCo First Lien Term Loan, 5.250% (6-Month EUR Libor+525 basis points), 3/30/2027[2,3,4]	711,346
	8,955,000	Exegy, Inc. First Lien Term Loan, 7.000% (6-Month USD Libor+600 basis points), 5/17/2026[2,3,4]	8,809,034
		Foundation Risk Partners, Corp.
	653,009	Revolver, 0.500%, 10/29/2027[2,4,5]	643,214
	576,191	Delayed Draw, 1.000%, 10/29/2028[2,4,5]	569,401
	768,246	Delayed Draw, 6.500% (3-Month USD Libor+575 basis points), 10/29/2028[2,3,4,5]	759,191
	6,184,379	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 10/29/2028[2,3,4]	6,091,613
		Galway Borrower, LLC
	814,315	Revolver, 0.500%, 5/18/2023[2,4,5]	798,029
	1,084,966	Delayed Draw, 1.000%, 5/18/2023[2,4,5]	1,074,116
	1,357,980	Delayed Draw, 1.000%, 5/18/2023[2,4,5]	1,344,401
	10,623,421	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 5/18/2023[2,3,4]	10,410,952
	725,675	Delayed Draw, 1.000%, 9/30/2023[2,4,5]	718,418
	1,847,507	Delayed Draw, 1.000%, 9/30/2023[2,4,5]	1,829,032
	1,357,980	Delayed Draw, 6.000% (3-Month USD Libor+525 basis points), 9/30/2023[2,3,4,5]	1,344,400
	791,789	Delayed Draw, 6.000% (3-Month USD Libor+525 basis points), 9/30/2023[2,3,4,5]	783,871
	694,552	Revolver, 0.500%, 9/30/2027[2,4,5]	680,661
	879,765	Revolver, 0.500%, 9/30/2027[2,4,5]	862,170
	9,063,899	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 9/30/2028[2,3,4]	8,882,621
	11,452,236	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 9/30/2028[2,3,4]	11,223,191
EUR	8,500,000	Groupe Premium First Lien Term Loan, 6.000% (3-Month EUR Libor+600 basis points), 6/8/2028[3,4]	9,463,798
		Helibron Midco B.V.
EUR	322,466	First Lien Term Loan, 5.250% (3-Month EUR Libor+525 basis points), 9/17/2026[2,3,4]	358,920
EUR	8,850,000	First Lien Term Loan, 5.000% (3-Month EUR Libor+500 basis points), 9/18/2026[3,4]	9,850,461
EUR	859,908	First Lien Term Loan, 5.250% (3-Month EUR Libor+525 basis points), 9/18/2026[2,3,4]	957,118
		Higginbotham Insurance Agency, Inc.
	13,166,667	Delayed Draw, 1.000%, 11/25/2026[2,4,5]	13,092,933
	2,536,930	Delayed Draw, 1.000%, 11/25/2026[2,4,5]	2,522,723
	1,833,333	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/25/2026[2,3,4,5]	1,823,067
	353,243	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/25/2026[2,3,4,5]	351,265
	1,233,688	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 11/25/2026[2,3,4]	1,221,352

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		FINANCIALS (Continued)
		HPS Financials
	$4,199,385	First Lien Term Loan, 9.500% (3-Month USD Libor+850 basis points), 6/29/2023[2,3,4,6]	$4,044,717
EUR	3,570,450	First Lien Term Loan, 5.250% (3-Month EUR Libor+550 basis points), 9/30/2026[2,3,4]	3,963,102
	120,000,000	HPS Specialty Loan Fund V Feeder LP First Lien Term Loan, 3.175%, 5/14/2031[4,5,18]	120,000,000
	67,500,000	First Lien Term Loan, 3.175%, 5/14/2031[4,5,18]	67,500,000
		Integrity Marketing Acquisition, LLC
	3,750,000	Delayed Draw, 1.000%, 8/27/2025[2,4,5]	3,721,875
	4,987,500	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 8/27/2025[2,4]	4,912,688
		Keystone Agency Investors
	2,344,737	Delayed Draw, 1.000%, 5/3/2027[4,5]	2,320,821
	2,578,125	Delayed Draw, 1.000%, 5/3/2027[2,4,5]	2,539,453
	5,625,000	Delayed Draw, 1.000%, 5/3/2027[4,5]	5,540,625
	6,694,737	Delayed Draw, 5.500% (3-Month USD Libor+450 basis points), 5/3/2027[3,4,5]	6,626,450
	5,945,625	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 5/3/2027[3,4]	5,884,980
	2,003,450	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/3/2027[2,3,4]	1,973,399
	4,375,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/3/2027[3,4]	4,309,375
		KWOR Acquisition, Inc.
	7,024,390	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 12/30/2026[2,3,4]	6,919,024
	829,268	Revolver, 0.500%, 9/30/2027[2,4,5]	816,829
	146,342	Revolver, 6.000% (3-Month USD Libor+525 basis points), 9/30/2027[2,3,4,5]	144,147
	1,792,683	Revolver, 0.500%, 12/22/2027[4,5]	1,774,756
	316,356	Revolver, 6.000% (3-Month USD Libor+525 basis points), 12/22/2027[3,4,5]	313,192
	15,185,079	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 12/22/2028[3,4]	15,033,228
		Patriot Growth Insurance Services, LLC
	467,767	Revolver, 0.500%, 10/14/2028[2,4,5]	458,412
	2,660,377	Revolver, 0.500%, 10/14/2028[4,5]	2,633,774
	8,594,340	Delayed Draw, 1.000%, 10/14/2028[4,5]	8,594,340
	1,837,657	Delayed Draw, 1.000%, 10/14/2028[2,4,5]	1,819,281
	4,777,909	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/14/2028[2,3,4]	4,682,351
	13,745,283	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/14/2028[3,4,16]	13,607,830
		Peter C. Foy & Associates Insurance Services, LLC
	184,900	Revolver, 0.500%, 11/1/2027[2,4,5]	183,051
	346,502	Delayed Draw, 1.000%, 11/1/2028[2,4,5]	343,618
	762,897	Delayed Draw, 6.750% (3-Month USD Libor+600 basis points), 11/1/2028[2,3,4,5]	756,545
	3,993,837	First Lien Term Loan, 6.750% (3-Month USD Libor+600 basis points), 11/1/2028[2,3,4]	3,953,898
	11,952,068	Regent Holding Company, LLC First Lien Term Loan, 8.750% (1-Month USD Libor+775 basis points), 2/25/2026[1,2,3,4,8]	11,892,307
		Reorg Research, Inc.
	3,571,429	Delayed Draw, 1.000%, 6/28/2024[2,4,5]	3,535,714
	6,412,500	First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 6/28/2024[2,3,4]	6,348,375

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	FINANCIALS (Continued)
	Riveron Acquisition Holdings, Inc.
$4,549,771	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[2,3,4]	$4,549,771
866,588	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[2,3,4]	866,588
	RSC Acquisition, Inc.
7,771,084	Delayed Draw, 1.000%, 11/1/2026[4,5]	7,693,374
2,937,146	Delayed Draw, 1.000%, 11/1/2026[2,4,5]	2,907,775
4,156,626	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[3,4]	4,115,060
1,265,060	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[3,4,5]	1,252,409
1,571,032	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[2,3,4]	1,555,321
478,140	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[2,3,4,5]	473,358
1,807,229	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[3,4]	1,789,157
683,057	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 11/1/2026[2,3,4]	676,227
1,500,000	StarCompliance Intermediate, LLC First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 1/12/2027[3,4]	1,482,930
	THG Acquisition, LLC
743,884	Revolver, 0.500%, 12/2/2025[4,5]	736,445
13,981,177	Delayed Draw, 1.000%, 12/2/2026[4,5]	13,911,271
274,939	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 12/2/2026[3,4,5]	273,565
	Turbo Buyer, Inc.
2,300,000	Delayed Draw, 1.000%, 12/2/2025[2,4,5]	2,271,250
2,700,000	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 12/2/2025[2,3,4,5]	2,666,250
5,000,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/2/2025[2,3,4]	4,900,000
	Vale Insurance Services LLC
2,204,403	Revolver, 0.500%, 12/1/2027[2,4,5]	2,182,359
214,952	Revolver, 6.000% (3-Month USD Libor+500 basis points), 12/1/2027[2,3,4,5]	212,802
22,580,645	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/1/2027[2,3,4]	22,354,839
	World Insurance Associates, LLC
8,321,311	Delayed Draw, 1.000%, 12/1/2027[4,5]	8,238,098
6,934,426	Delayed Draw, 1.000%, 12/1/2027[2,4,5]	6,865,082
3,973,771	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/1/2027[3,4,5]	3,934,033
3,311,476	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/1/2027[2,3,4,5]	3,278,361
2,704,918	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 4/1/2026[3,4]	2,650,820
2,254,098	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 4/1/2026[2,3,4]	2,209,016
		649,538,696
	GOVERNMENTS — 0.6%
	Govdelivery Holdings, LLC
536,402	Revolver, 0.500%, 1/29/2027[4,5]	525,673
3,334,737	Delayed Draw, 1.000%, 1/29/2027[4,5]	3,268,042
6,099,614	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 1/29/2027[3,4]	5,977,622
5,086,315	Delayed Draw, 7.500% (3-Month USD Libor+650 basis points), 1/29/2027[3,4,5]	4,984,590
	LOC Performance Products
3,856,132	Revolver, 0.500%, 12/30/2026[4,5]	3,817,571

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	GOVERNMENTS (Continued)
$10,518,750	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/30/2026[2,3,4]	$10,431,444
		29,004,942
	HEALTH CARE — 17.1%
	AAH Topco, LLC
4,118,427	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/22/2027[3,4]	4,077,243
	ACI Group Holdings, Inc.
3,723,214	Delayed Draw, 1.000%, 8/2/2028[2,4,5]	3,685,982
10,178,571	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 8/2/2028[2,3,4]	9,975,000
26,786	Delayed Draw, 6.500% (3-Month USD Libor+575 basis points), 8/2/2028[2,3,4,5]	26,518
	ADCS Clinics Intermediate Holdings, LLC
1,191,736	Delayed Draw, 1.000%, 5/7/2027[2,4,5]	1,174,455
1,700,826	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 5/7/2027[2,3,4,5]	1,676,165
11,079,669	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 5/7/2027[2,3,4]	10,919,014
20,000,000	AG-Twin Brook Heath Care First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/14/2026[2,3,4]	19,700,000
11,940,000	American Renal Associates Holdings, Inc. First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 1/29/2027[2,3,4]	11,827,728
7,900,000	Angel Medflight First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/12/2025[2,3,4]	7,900,000
	National Dentex Labs LLC
2,966,092	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 6/30/2022[3,4]	2,947,999
620,689	Revolver, 1.000%, 10/23/2025[4,5]	610,696
390,805	Delayed Draw, 1.000%, 10/23/2025[4,5]	383,110
298,851	Revolver, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[3,4,5]	294,039
6,943,678	First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[3,4]	6,831,885
527,413	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[3,4,5]	517,031
	Biocare Medical LLC
2,777,778	Revolver, 0.500%, 12/9/2027[4,5]	2,750,000
22,222,222	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/9/2027[3,4]	22,000,000
	Carevet LLC
9,992,400	Delayed Draw, 7.500% (3-Month USD Libor+725 basis points), 9/1/2025[3,4]	9,792,552
1,000,000	First Lien Term Loan, 13.000% (3-Month USD Libor+1,200 basis points), 9/1/2025[3,4]	985,000
1,333,333	First Lien Term Loan, 13.000% (3-Month USD Libor+1,200 basis points), 9/1/2025[3,4]	1,313,333
	Community Medical Acquisition Corp.
3,683,963	Revolver, 0.500%, 12/15/2027[4,5]	3,610,283
4,333,814	Delayed Draw, 1.000%, 12/15/2028[4,5]	4,284,842
676,375	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 12/15/2028[3,4,5]	668,732
25,050,946	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 12/15/2028[3,4]	24,549,927
	Connect America.com, LLC
672,304	Revolver, 0.500%, 6/30/2026[2,4,5]	658,858
7,291,058	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 6/30/2026[2,3,4]	7,145,236

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
	CORA Health Holdings Corp.
$5,401,846	Delayed Draw, 0.500%, 6/15/2027[2,4,5]	$5,347,827
700,000	Revolver, 0.500%, 6/15/2027[2,4,5]	693,000
69,231	Revolver, 6.750% (3-Month USD Libor+575 basis points), 6/15/2027[2,3,4,5]	68,538
13,759,778	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/15/2027[2,3,4]	13,622,181
4,075,711	CPF Dental, LLC Delayed Draw, 10.000% (3-Month USD Libor+850 basis points), 8/30/2024[2,3,4,17]	4,011,042
	D4C Dental Brands, Inc.
178,571	Revolver, 0.500%, 12/30/2026[2,4,5]	182,857
1,363,379	Delayed Draw, 1.000%, 12/30/2026[4,5]	1,396,100
2,665,988	Delayed Draw, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[2,3,4]	2,729,972
535,715	Revolver, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[2,3,4,5]	548,572
6,541,071	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[2,3,4]	6,698,057
958,050	Delayed Draw, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[3,4,5]	981,043
	DCA Holdings LLC
2,413,559	Delayed Draw, 1.000%, 3/12/2027[2,4,5]	2,380,252
1,541,243	Delayed Draw, 7.000% (3-Month USD Libor+625 basis points), 3/12/2027[2,3,4,5]	1,519,974
16,005,085	First Lien Term Loan, 7.000% (3-Month USD Libor+625 basis points), 3/12/2027[2,3,4]	15,784,215
	Deca Dental Holdings, LLC
1,111,111	Revolver, 0.500%, 8/26/2028[4,5]	1,088,889
3,333,333	Delayed Draw, 1.000%, 8/26/2028[4,5]	3,289,744
1,477,778	Delayed Draw, 6.500% (3-Month USD Libor+575 basis points), 8/26/2028[3,4,5]	1,458,453
14,038,889	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 8/26/2028[3,4]	13,758,111
	ERC Holdings, LLC
1,420,118	Revolver, 0.500%, 11/10/2027[4,5]	1,405,917
3,550,296	Delayed Draw, 1.000%, 11/10/2028[4,5]	3,514,793
15,029,586	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 11/10/2028[3,4,16]	14,879,290
	Fortis Life Sciences, LLC
1,826,087	Revolver, 0.500%, 9/17/2027[4,5]	1,807,826
12,173,913	Delayed Draw, 1.000%, 9/17/2027[4,5]	12,052,174
4,260,870	Delayed Draw, 1.000%, 9/17/2027[4,5]	4,218,261
608,696	Revolver, 5.500% (3-Month USD Libor+475 basis points), 9/17/2027[3,4,5]	602,609
9,107,609	First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 9/17/2027[3,4]	9,016,533
	Heartland Veterinary
519,154	Revolver, 0.500%, 12/10/2026[2,4,5]	513,963
5,052,226	Delayed Draw, 1.000%, 12/10/2026[2,4,5]	5,001,704
819,042	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 12/10/2026[2,3,4,5]	810,852
2,609,578	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 12/10/2026[2,3,4]	2,583,482
86,800	Second Lien Term Loan, 1.000%, 12/10/2027[2,4,5]	86,140
53,200	Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 12/10/2027[2,4,5]	52,796

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
$360,000	Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 12/10/2027[2,3,4]	$352,800
	HPS Healthcare
9,820,571	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 6/27/2024[2,3,4,6]	9,820,571
9,875,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/2/2025[2,3,4,6]	10,034,926
	Inovalon Holdings, Inc.
1,349,649	Delayed Draw, 1.000%, 11/24/2033[4,5]	1,332,778
12,632,716	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 11/24/2028[3,4,16]	12,316,898
6,017,635	Second Lien Term Loan, 11.250% (3-Month USD Libor+1,050 basis points), 11/24/2033[3,4]	5,897,283
	Integrated Oncology Network, LLC
83,957	Revolver, 0.500%, 6/24/2024[2,4,5]	83,537
4,053,355	First Lien Term Loan, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[2,3,4]	4,033,089
138,395	First Lien Term Loan, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[3,4]	135,627
1,269,853	INW Manufacturing, LLC First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 3/25/2028[2,3,4]	1,260,329
	Life Science Intermediate Holdings, LLC
3,750,000	Delayed Draw, 1.000%, 6/10/2025[2,4,5]	3,712,500
3,326,366	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 6/10/2025[2,3,4,5]	3,293,102
2,907,914	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 6/10/2025[2,3,4]	2,878,834
	CPF Dental LLC
10,552	Delayed Draw, 0.500% PIK, 8/30/2024[4,5,17]	10,278
5,379,312	First Lien Term Loan, 10.000% PIK (3-Month USD Libor+850 basis points), 8/30/2024[3,4,17]	5,239,450
2,887,292	Delayed Draw, 11.500% PIK (3-Month USD Libor+1,000 basis points), 8/30/2024[3,4,5,17]	2,812,222
14,962,500	MedData First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 7/22/2028[3,4]	14,944,545
	MedMark Services, Inc.
1,102,478	Delayed Draw, 1.000%, 6/11/2027[2,4,5]	1,091,454
6,809,914	Delayed Draw, 1.000%, 6/11/2027[4,5]	6,741,814
896,022	Delayed Draw, 6.000% (3-Month USD Libor+500 basis points), 6/11/2027[2,3,4,5]	887,061
7,960,000	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/11/2027[2,3,4]	7,880,400
1,190,086	Delayed Draw, 6.000% (3-Month USD Libor+500 basis points), 6/11/2027[3,4,5]	1,178,186
	OB Hospitalist Group
1,534,351	Revolver, 0.500%, 9/27/2027[2,4,5]	1,503,664
183,206	Revolver, 6.250% (3-Month USD Libor+525 basis points), 9/27/2027[2,3,4,5]	179,542
13,249,237	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 9/27/2027[2,3,4]	12,984,252
	OIA Acquisition, LLC
1,928,571	Revolver, 0.500%, 10/19/2027[2,4,5]	1,909,286
459,000	Delayed Draw, 1.000%, 10/19/2027[2,4,5]	456,705
1,383,857	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 10/19/2027[2,3,4,5]	1,376,938
11,228,571	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 10/19/2027[2,3,4]	11,116,286

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		HEALTH CARE (Continued)
	$1,093,619	PAW Midco, Inc. First Lien Term Loan, 11.500%,(3-Month USD Libor+1,150 basis points), 12/22/2031[4]	$1,077,214
	4,687,355	Pediatric Home Respiratory Services, LLC First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/4/2024[2,3,4]	4,663,918
		Pinnacle Dermatology Management, LLC
	1,082,474	Revolver, 0.500%, 5/18/2023[4,5]	1,068,943
	3,092,784	Delayed Draw, 1.000%, 5/18/2023[4,5]	3,092,784
	10,824,742	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 5/18/2023[3,4]	10,689,433
		Pinnacle Treatment Centers, Inc.
	285,714	Revolver, 0.500%, 12/31/2022[2,4,5]	285,714
	228,571	Delayed Draw, 1.000%, 12/31/2022[2,4,5]	228,571
	339,429	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/31/2022[2,3,4,5]	339,429
	4,026,071	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/31/2022[2,3,4]	4,026,071
		Premier Imaging LLC
	4,862,339	First Lien Term Loan, 6.250% (3-Month USD Libor+600 basis points), 1/2/2025[2,3,4]	4,862,339
	2,878,397	First Lien Term Loan, 6.250% (1-Month USD Libor+600 basis points), 1/2/2025[2,3,4]	2,878,397
	14,525,790	Delayed Draw, 1.000%, 1/2/2025[4,5]	14,380,532
	15,474,210	First Lien Term Loan, 7.000% (1-Month USD Libor+575 basis points), 1/2/2025[3,4]	15,319,468
	841,815	Q-Centrix LLC First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 11/30/2024[3,4]	841,815
	208,333	RCS Healthcare Revolver, 0.500%, 2/3/2026[2,4,5,6]	209,896
	344,132	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 2/3/2026[2,3,4,6]	346,713
	1,915,278	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 2/3/2026[2,3,4,6]	1,929,642
		Smile Doctors, LLC
	2,102,474	Revolver, 0.500%, 12/23/2027[4,5]	2,081,449
	106,007	Revolver, 6.500% (3-Month USD Libor+575 basis points), 12/23/2027[3,4,5]	104,947
	2,893,993	Delayed Draw, 1.000%, 12/23/2028[4,5]	2,879,523
	197,880	Delayed Draw, 5.500% (3-Month USD Libor+475 basis points), 12/23/2028[3,4,5]	196,890
	19,699,647	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 12/23/2028[3,4]	19,502,650
		Spear Education, LLC
	1,562,500	Delayed Draw, 1.000%, 2/26/2025[2,4,5]	1,562,500
	3,377,344	First Lien Term Loan, 6.000% (6-Month USD Libor+500 basis points), 2/26/2025[2,3,4]	3,377,344
GBP	1,797,628	SSCP Pegasus Midco Limited First Lien Term Loan, 6.780% (6-Month GBP Libor+675 basis points), 11/16/2027[2,3,4]	2,438,039
		The Smilist Company
	582,039	Revolver, 0.500%, 12/22/2025[2,4,5]	577,441
	960,365	Delayed Draw, 1.000%, 12/22/2025[2,4,5]	952,778
	1,949,832	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 12/22/2025[2,3,4,5]	1,934,428
	5,301,215	First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 12/22/2025[2,3,4]	5,259,336
		Troy Gastroenterology, P.C.
	2,561,576	Delayed Draw, 0.500%, 11/25/2025[4,5]	2,561,576
	591,133	Revolver, 0.500%, 11/25/2025[4,5]	591,133

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		HEALTH CARE (Continued)
	$2,346,798	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 11/25/2025[3,4,5]	$2,346,798
	4,449,138	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 11/25/2025[3,4]	4,449,138
	466,250	TTF Holdings, LLC First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 3/24/2028[2,3,4]	466,250
		Twin Brook Healthcare
	4,792,399	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 11/16/2022[2,3,4,6]	4,787,607
	4,824,703	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/1/2024[2,3,4,6]	4,776,456
	20,000,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/1/2024[2,3,4]	19,800,000
	14,446,089	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/27/2024[2,3,4]	14,295,849
	19,949,498	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 12/4/2024[2,3,4]	19,700,129
	9,975,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 8/11/2025[2,3,4]	9,850,312
	14,961,330	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 9/13/2025[2,3,4]	14,946,368
	9,925,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 3/5/2026[2,3,4]	9,758,260
CAD	24,937,500	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/23/2026[2,3,4]	19,516,304
	15,000,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/20/2026[2,3,4]	14,775,000
	24,937,500	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 9/22/2026[2,3,4]	24,563,437
	20,000,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/8/2026[2,3,4]	19,700,000
		Urology Management Holdings, Inc.
	10,664,453	Delayed Draw, 1.000%, 6/15/2026[2,4,5]	10,557,808
	4,235,781	Delayed Draw, 6.000% (3-Month USD Libor+500 basis points), 6/15/2026[2,3,4,5]	4,193,424
	5,099,766	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/15/2026[2,3,4]	5,048,768
		USME Holdings, LLC
	743,478	Delayed Draw, 0.500%, 11/24/2026[2,4,5]	743,478
	936,232	Revolver, 0.500%, 11/24/2026[2,4,5]	936,232
	5,861,087	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/24/2026[2,3,4]	5,861,087
	3,373,659	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/24/2026[3,4]	3,339,922
		Vetcor Professional Practices LLC
	1,010,526	Revolver, 0.500%, 5/20/2026[2,4,5]	1,000,421
	42,106	Revolver, 5.000% (3-Month USD Libor+425 basis points), 5/20/2026[2,3,4,5]	41,684
	7,920,421	Delayed Draw, 1.000%, 5/20/2028[2,4,5]	7,880,819
	15,000,000	Delayed Draw, 4.405% (3-Month USD Libor+425 basis points), 5/20/2028[2,3,4]	14,949,000
	1,553,263	Delayed Draw, 5.000% (3-Month USD Libor+425 basis points), 5/20/2028[2,3,4,5]	1,545,497
	9,473,684	Second Lien Delayed Draw, 1.000%, 11/3/2028[2,4,5]	9,402,632
		Vital Care Buyer, LLC
	1,777,778	Revolver, 0.500%, 10/19/2025[2,4,5]	1,777,778
	5,570,385	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 10/19/2025[2,3,4]	5,570,385
		WCAS Orthopedics MSO, LLC
	1,724,138	Revolver, 0.500%, 12/4/2026[4,5]	1,706,897
	8,275,862	First Lien Term Loan, 5.750% (3-Month USD Libor+500 basis points), 12/6/2027[3,4]	8,193,103

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
	Zavation Medical Products, LLC
$1,621,622	Revolver, 0.500%, 6/30/2027[2,4,5]	$1,605,405
405,405	Revolver, 5.500% (3-Month USD Libor+450 basis points), 6/30/2027[2,3,4,5]	401,352
12,908,108	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 6/30/2027[2,3,4]	12,779,027
		809,402,692
	INDUSTRIALS — 24.2%
4,480,592	3SI Holdco, Inc. First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/16/2023[2,3,4]	4,480,592
15,018,281	Aero Operating LLC Incremental Term Loan, 8.000% (1-Month USD Libor+650 basis points), 2/7/2026[2,3,4]	14,868,098
	Air Comm Corporation, LLC
1,653,022	Revolver, 0.500%, 7/1/2027[2,4,5]	1,636,492
950,612	Revolver, 0.500%, 7/1/2027[4,5]	941,106
243,902	Delayed Draw, 1.000%, 7/1/2027[2,4,5]	241,463
1,588,658	Delayed Draw, 1.000%, 7/1/2027[4,5]	1,580,715
8,880,183	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 7/1/2027[2,3,4,5]	8,791,382
786,002	Revolver, 6.250% (3-Month USD Libor+550 basis points), 7/1/2027[2,3,4,5]	778,142
13,347,561	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 7/1/2027[2,3,4]	13,214,085
12,227,132	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 7/1/2027[3,4,5]	12,165,996
233,599	Revolver, 6.250% (3-Month USD Libor+550 basis points), 7/1/2027[3,4,5]	231,262
4,912,500	Airnov, Inc. First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/19/2025[2,3,4]	4,912,500
997,500	AIT Worldwide Logistics Holdings, Inc. First Lien Term Loan, 5.500% (1-Month USD Libor+475 basis points), 4/6/2028[1,2,3,4]	1,002,094
	Any Hour, LLC
2,000,000	Revolver, 0.500%, 7/21/2027[2,4,5]	1,980,000
546,667	Delayed Draw, 1.000%, 7/21/2027[2,4,5]	541,200
6,120,000	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 7/21/2027[2,3,4,5]	6,058,800
11,333,333	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/21/2027[2,3,4]	11,220,000
	Ardurra Group LLC
651,720	Delayed Draw, 1.000%, 5/20/2022[4,5]	651,720
4,887,899	Delayed Draw, 8.250% (3-Month USD Libor+725 basis points), 5/20/2022[3,4,5]	4,887,899
8,374,601	First Lien Term Loan, 8.500% (3-Month USD Libor+725 basis points), 9/1/2025[3,4]	8,290,855
	Armada Parent, Inc.
2,200,000	Revolver, 0.500%, 10/29/2027[2,4,5]	2,156,000
2,000,000	Delayed Draw, 1.000%, 10/29/2027[2,4,5]	1,980,000
200,000	Revolver, 6.500% (3-Month USD Libor+575 basis points), 10/29/2027[2,3,4,5]	196,000
20,000,000	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 10/29/2027[2,3,4]	19,600,000
10,000,000	Armstrong Transport Group First Lien Term Loan, 6.000% (6-Month USD Libor+500 basis points), 6/18/2024[3,4]	9,800,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
		AWT Merger Sub, Inc.
	$985,714	Revolver, 0.500%, 12/17/2026[2,4,5]	$985,714
	1,142,857	Delayed Draw, 1.000%, 12/17/2026[2,4,5]	1,142,857
	2,421,429	Delayed Draw, 1.000%, 12/17/2026[4,5]	2,397,214
	1,357,143	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/17/2026[2,3,4,5]	1,357,143
	85,715	Revolver, 6.750% (3-Month USD Libor+575 basis points), 12/17/2026[2,3,4,5]	85,715
	6,380,357	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/17/2026[2,3,4]	6,380,357
		BCHR US Acquisitions, Inc.
	905,660	Revolver, 0.500%, 9/29/2026[4,5]	887,547
	1,886,792	Delayed Draw, 1.000%, 9/29/2026[4,5]	1,867,925
	226,416	Revolver, 7.750% (3-Month USD Libor+675 basis points), 9/29/2026[3,4,5]	221,887
	6,963,679	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 9/29/2026[3,4]	6,824,406
	9,897,959	BDP International, Inc. First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/19/2024[2,3,4]	9,897,959
		Beacon Mobility Corp.
	1,000,000	Revolver, 0.500%, 5/22/2024[4,5]	992,000
	585,797	Delayed Draw, 1.000%, 5/22/2024[2,4,5]	581,110
	165,214	Delayed Draw, 1.000%, 5/22/2024[4,5]	163,892
	17,117,032	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 5/22/2024[2,3,4,5]	16,980,097
	2,260,169	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/22/2024[2,3,4]	2,242,087
	4,827,553	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 5/22/2024[3,4,5]	4,788,933
		Blackbird Purchaser, Inc.
	4,392,446	Delayed Draw, 1.000%, 4/8/2026[4,5]	4,348,521
	10,713,282	Delayed Draw, 1.000%, 4/8/2026[4,5]	10,713,282
	8,976,105	First Lien Term Loan, 5.250% (3-Month USD Libor+450 basis points), 4/8/2026[3,4]	8,886,344
		BlueHalo Global Holdings, LLC
	548,120	Revolver, 0.500%, 10/31/2025[4,5]	542,639
	737,594	Revolver, 7.000% (3-Month USD Libor+600 basis points), 10/31/2025[3,4,5]	730,218
	17,372,986	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/31/2025[3,4]	17,199,257
		BP Purchaser, LLC
	15,000,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/10/2028[3,4]	14,700,000
	9,891,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/10/2028[2,3,4]	9,693,180
		British Engineering Services Holdco Limited
GBP	950,968	Revolver, 7.000% (3-Month GBP Libor+675 basis points), 12/2/2027[2,3,4]	1,292,328
GBP	396,237	First Lien Term Loan, 7.000% (3-Month GBP Libor+675 basis points), 12/2/2027[2,3,4]	538,470
		Citrin Cooperman Advisors, LLC
	2,647,059	Delayed Draw, 1.000%, 10/1/2027[4,5]	2,633,824
	6,176,471	First Lien Term Loan, 5.750% (6-Month USD Libor+500 basis points), 10/1/2027[3,4]	6,083,824
	4,426,168	Colonial Bag, LLC First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 9/3/2025[2,3,4]	4,426,168

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	Comar Holding Company, LLC
$4,936,100	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/18/2024[2,3,4]	$4,936,100
777,993	Delayed Draw, 7.250% (3-Month USD Libor+600 basis points), 6/18/2024[2,3,4]	777,993
14,759,098	Construction Resources Company LLC First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 6/10/2024[2,3,4]	14,759,098
	Continental Acquisition Holdings, Inc.
2,678,571	Delayed Draw, 7.750% (3-Month USD Libor+600 basis points), 1/20/2027[2,3,4]	2,683,661
7,266,518	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 1/20/2027[2,3,4]	7,280,324
	Dispatch Acquisition Holdings, LLC
7,960,000	First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 3/25/2028[2,3,4]	7,940,100
13,930,000	First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 3/25/2028[3,4]	13,895,175
5,000,000	EShipping First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 11/5/2027[3,4]	4,900,000
	FLS Holding, Inc.
2,000,000	Revolver, 0.500%, 12/17/2027[4,5]	1,960,000
833,333	Revolver, 0.500%, 12/17/2027[2,4,5]	816,667
5,000,000	Delayed Draw, 1.000%, 12/17/2028[4,5]	4,950,000
2,083,333	Delayed Draw, 1.000%, 12/17/2028[2,4,5]	2,062,500
23,000,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/17/2028[3,4]	22,540,000
9,583,333	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/17/2028[2,3,4]	9,391,667
	Fortis Solutions Group, LLC
1,799,100	Revolver, 0.500%, 10/15/2027[2,4,5]	1,763,118
642,536	Revolver, 0.500%, 10/15/2027[2,4,5]	629,685
5,247,376	Delayed Draw, 1.000%, 10/15/2028[2,4,5]	5,194,903
1,874,063	Delayed Draw, 1.000%, 10/15/2028[2,4,5]	1,855,322
12,953,523	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/15/2028[2,3,4]	12,694,453
4,626,258	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/15/2028[2,3,4]	4,533,733
	Gerson Lehrman Group, Inc.
9,847,716	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/5/2024[2,3,4]	9,847,716
29,850,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/5/2024[3,4]	29,850,000
	Graffiti Buyer, Inc.
2,059,896	Revolver, 0.500%, 8/10/2027[4,5]	2,039,297
5,044,643	Delayed Draw, 1.000%, 8/10/2027[4,5]	4,994,196
462,425	Revolver, 6.750% (3-Month USD Libor+575 basis points), 8/10/2027[3,4,5]	457,801
11,238,203	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/10/2027[3,4]	11,125,821
	HPS Industrials
9,849,246	First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 5/31/2022[2,3,4,6]	9,849,246
9,870,221	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/25/2025[2,3,4,6]	9,736,696
24,869,359	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 10/15/2026[2,3,4]	24,247,625
14,962,120	Intergulf Corp. First Lien Term Loan, 6.750% (2-Month USD Libor+575 basis points), 11/16/2023[2,3,4]	14,849,904

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
		Isaac Heating & Air Conditioning
	$1,736,842	Revolver, 0.500%, 5/7/2027[2,4,5]	$1,719,474
	2,210,526	Delayed Draw, 1.000%, 5/7/2027[2,4,5]	2,188,421
	631,579	Revolver, 6.000% (3-Month USD Libor+500 basis points), 5/7/2027[2,3,4,5]	625,263
	7,855,263	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 5/7/2027[2,3,4]	7,776,711
	2,520,000	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 5/7/2027[2,3,4,5]	2,494,800
		ISS Compressors Industries, Inc.
	375,000	Revolver, 0.500%, 8/9/2026[2,4,5]	366,263
	4,482,291	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 8/9/2026[2,3,4]	4,377,854
	41,667	Revolver, 6.500% (3-Month USD Libor+550 basis points), 8/9/2026[2,3,4,5]	40,696
		Jade Bidco Limited
EUR	538,430	First Lien Term Loan, 6.000% (6-Month EUR Libor+600 basis points), 12/3/2026[2,3,4]	609,902
	3,375,128	First Lien Term Loan, 6.270% (3-Month USD Libor+600 basis points), 12/3/2026[2,3,4]	3,358,253
		Komline-Sanderson Group, Inc.
	1,210,938	Revolver, 0.500%, 3/17/2026[2,4,5]	1,210,938
	9,512,374	Delayed Draw, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4]	9,512,373
	1,132,812	Revolver, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4,5]	1,132,812
	8,048,555	First Lien Term Loan, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4]	8,048,555
		KPSKY Acquisition, Inc.
	753,205	Delayed Draw, 1.000%, 10/19/2028[2,4,5]	741,907
	377,074	Delayed Draw, 1.000%, 10/19/2028[2,4,5]	371,418
	13,181,090	First Lien Term Loan, 6.250% (1-Month USD Libor+550 basis points), 10/19/2028[2,3,4]	12,917,468
	6,598,793	First Lien Term Loan, 6.250% (1-Month USD Libor+550 basis points), 10/19/2028[2,3,4]	6,466,817
	753,205	Delayed Draw, 7.750% (1-Month USD Libor+450 basis points), 10/19/2028[2,3,4,5]	741,907
	377,074	Delayed Draw, 7.750% (1-Month USD Libor+450 basis points), 10/19/2028[2,3,4,5]	371,418
	5,312,208	Lav Gear Holdings, Inc. First Lien Term Loan, 8.500% (1-Month USD Libor+750 basis points), 10/31/2024[2,3,4,17]	5,033,317
	18,453,750	Lereta, LLC First Lien Term Loan, 6.000% (1-Month USD Libor+525 basis points), 7/30/2028[3]	18,469,159
		Majco LLC
	1,666,667	Revolver, 0.500%, 12/23/2028[4,5]	1,650,000
	7,583,333	Delayed Draw, 1.000%, 12/23/2028[4,5]	7,583,333
	1,745,625	Delayed Draw, 5.500% (3-Month USD Libor+450 basis points), 12/23/2028[3,4,5]	1,745,625
	9,000,000	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 12/23/2028[3,4]	8,910,000
		System Planning and Analysis, Inc.
	2,195,341	Revolver, 0.500%, 8/16/2027[2,4,5]	2,162,410
	15,304,660	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 8/16/2027[2,3,4]	15,075,090
	4,987,500	MHE Intermediate First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/25/2026[2,3,4]	4,937,625
		Northstar Recycling
	2,000,000	Revolver, 0.500%, 10/1/2027[4,5]	1,960,000
	9,300,000	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 10/1/2027[3,4]	9,114,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	Omni Intermediate Holdings, LLC
$1,689,141	Revolver, 0.500%, 12/30/2025[4,5]	$1,672,249
532,394	Revolver, 0.500%, 12/30/2025[2,4,5]	527,070
563,380	Revolver, 7.250% (1-Month USD Libor+400 basis points), 12/30/2025[3,4,5]	557,747
177,465	Revolver, 7.250% (1-Month USD Libor+400 basis points), 12/30/2025[2,3,4,5]	175,691
2,676,056	Delayed Draw, 1.000%, 12/30/2026[4,5]	2,662,676
842,958	Delayed Draw, 1.000%, 12/30/2026[2,4,5]	838,743
2,388,380	Delayed Draw, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[3,4]	2,376,438
752,340	Delayed Draw, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[2,3,4]	748,578
140,845	Delayed Draw, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[3,4,5]	140,141
44,366	Delayed Draw, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[2,3,4,5]	44,144
22,478,873	First Lien Term Loan, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[3,4]	22,254,084
7,080,845	First Lien Term Loan, 6.000% (1-Month USD Libor+500 basis points), 12/30/2026[2,3,4]	7,010,037
9,500,000	PaperWorks Industries, Inc First Lien Term Loan, 8.250% (3-Month USD Libor+725 basis points), 12/18/2025[2,3,4]	9,416,875
	PCX Holding Corp.
625,000	Revolver, 0.500%, 4/22/2027[2,4,5]	625,000
625,000	Delayed Draw, 1.000%, 4/22/2027[2,4,5]	625,000
2,493,750	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 4/22/2027[2,3,4,5]	2,493,750
6,218,750	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 4/22/2027[2,3,4]	6,218,750
977,500	PHM Netherlands Midco B.V. First Lien Term Loan, 4.750% (3-Month USD Libor+475 basis points), 8/1/2026[1,2,3,4,9]	975,056
5,000,000	Pregis TopCo LLC Second Lien Term Loan, 8.750% (3-Month USD Libor+800 basis points), 8/1/2027[2,3,4]	5,000,000
15,518,868	Prime Buyer, LLC First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/10/2027[3,4]	15,363,679
25,000,000	PrimeFlight Aviation Services, Inc. First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/9/2024[3,4]	24,625,000
	PT Intermediate Holdings III, LLC
13,100,000	Delayed Draw, 1.000%, 10/15/2025[4,5]	13,100,000
3,470,000	Delayed Draw, 1.000%, 10/15/2025[2,4,5]	3,470,000
9,410,000	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 10/15/2025[3,4]	9,315,900
2,490,000	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 10/15/2025[2,3,4]	2,465,100
2,490,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/15/2025[3,4]	2,465,100
3,760,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 10/15/2025[2,3,4]	3,722,400
1,466,250	Q Holding Co. First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/20/2023[2,3,4]	1,449,755
	RCS Industrials
285,714	Revolver, 0.500%, 1/31/2025[4,5]	285,714
1,688,571	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 1/31/2025[3,4,6]	1,688,571

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
	$17,000,000	Retail Services WIS Corporation Delayed Draw, 8.750% (3-Month USD Libor+775 basis points), 5/20/2025[3,4]	$16,830,000
		RQM Buyer, Inc.
	4,687,500	Delayed Draw, 1.000%, 8/12/2023[4,5]	4,640,625
	20,261,719	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/12/2026[3,4]	20,059,102
		S4T Holdings Corp.
	4,545,455	First Lien Term Loan, 1.000%, 12/27/2026[4,5]	4,522,727
	15,454,546	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/27/2026[3,4]	15,222,727
	10,000,000	Safety Products Holdings, LLC First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/15/2026[3]	9,775,000
		Seko Global Logistics Network, LLC
	58,596	Revolver, 0.500%, 12/30/2026[4,5]	57,717
	6,121	Revolver, 6.000% (3-Month USD Libor+500 basis points), 12/30/2026[3,4,5]	6,029
EUR	10,569,991	Seko Worldwide, LLC First Lien Term Loan, 6.000% (1-Month EUR Libor+500 basis points), 12/30/2026[3,4]	11,852,733
		Sonny’s Enterprises, LLC
	548,780	Revolver, 0.500%, 8/5/2025[2,4,5]	548,780
	91,464	Revolver, 8.000% (3-Month USD Libor+700 basis points), 8/5/2025[2,3,4,5]	91,464
	6,525,000	Delayed Draw, 1.000%, 8/5/2026[2,5]	6,394,500
	2,175,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 8/5/2026[2,3,4]	2,131,500
	905,488	Delayed Draw, 7.750% (3-Month USD Libor+675 basis points), 8/5/2026[2,3,4]	905,488
	5,870,808	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 8/5/2026[2,3,4]	5,870,808
		Spartronics LLC
	1,441,631	Revolver, 0.500%, 12/31/2025[2,4,5]	1,430,819
	837,871	Revolver, 0.500%, 12/31/2025[4,5]	831,587
	1,205,428	Revolver, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[2,3,4,5]	1,196,387
	4,537,858	First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[2,3,4]	4,503,824
	700,591	Revolver, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[3,4,5]	695,336
	8,348,363	First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[3,4]	8,285,750
	10,000,000	Standard Elevator Systems First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 12/2/2027[3,4]	9,800,000
	1,750,000	Sweep Purchaser LLC Delayed Draw, 1.000%, 11/30/2026[2,4,5]	1,732,500
	977,500	Tank Holding Corp. First Lien Term Loan, 4.000% (3-Month USD Libor+400 basis points), 3/26/2026[1,2,3,4]	971,088
	133,712	TecoStar Holdings, Inc. First Lien Term Loan, 4.250% (3-Month USD Libor+325 basis points), 5/1/2024[1,2,3,4]	132,249
		The Vertex Companies, Inc.
	1,304,348	Revolver, 0.500%, 8/31/2026[4,5]	1,284,783
	3,913,043	Delayed Draw, 1.000%, 8/31/2027[4,5]	3,883,696
	9,758,152	First Lien Term Loan, 6.500% (1-Month USD Libor+550 basis points), 8/31/2027[3,4,15]	9,611,780

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
		Time Manufacturing Acquisition, LLC
	$1,369,863	Revolver, 0.500%, 12/1/2027[4,5]	$1,354,521
EUR	11,134,894	Delayed Draw, 1.000%, 12/1/2027[4,5]	12,391,119
	$5,215,084	Delayed Draw, 1.000%, 12/1/2027[4,5]	5,097,744
	1,643,836	Revolver, 7.250% (3-Month USD Libor+650 basis points), 12/1/2027[3,4,5]	1,625,424
	18,273,329	First Lien Term Loan, 7.250% (3-Month USD Libor+650 basis points), 12/1/2027[3,4]	17,862,179
		Titan Group Holdco, LLC
	2,000,000	Revolver, 0.500%, 8/12/2027[4,5]	1,980,000
	2,500,000	Delayed Draw, 1.000%, 8/12/2027[4,5]	2,475,000
	2,500,000	Delayed Draw, 1.000%, 8/12/2027[4,5]	2,475,000
	3,750,000	Delayed Draw, 1.000%, 8/12/2027[4,5]	3,712,500
	500,000	Revolver, 5.500% (3-Month USD Libor+450 basis points), 8/12/2027[3,4,5]	495,000
	8,750,000	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 8/12/2027[3,4]	8,662,500
		Transtar Holding Company
	1,448,276	Delayed Draw, 1.000%, 1/22/2027[2,4,5]	1,433,793
	10,472,586	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 1/22/2027[2,3,4]	10,367,860
		Trident Maritime Systems, Inc.
	1,444,444	Revolver, 1.000%, 2/26/2027[2,4,5]	1,437,222
	13,453,889	First Lien Term Loan, 6.500% (1-Month USD Libor+550 basis points), 2/26/2027[2,3,4]	13,386,619
	4,980,927	Trystar, Inc. First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 9/28/2023[3,4]	4,951,041
	14,598,913	TSL Engineered Products, LLC First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 1/8/2028[2,3,4]	14,562,416
	7,350,000	Twin Brook Aerospace First Lien Term Loan, 8.250% (1-Month USD Libor+725 basis points), 12/6/2024[2,3,4,6]	7,324,275
		USRP Holdings, Inc.
	634,409	Revolver, 0.500%, 7/3/2027[2,4,5]	621,720
	6,892,844	Delayed Draw, 1.000%, 7/3/2027[2,4,5]	6,754,987
	2,015,202	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 7/3/2027[2,3,4,5]	1,974,898
	10,752	Revolver, 6.250% (3-Month USD Libor+550 basis points), 7/3/2027[2,3,4,5]	10,538
	14,545,792	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 7/3/2027[2,3,4]	14,254,876
EUR	1,300,000	UTAC Group First Lien Term Loan, 5.250% (3-Month EUR Libor+575 basis points), 9/29/2027[2,3,4]	1,471,084
	17,194,737	Valcourt Holdings II, LLC First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 1/7/2027[2,3,4]	17,108,763
		VLS Recovery Services, LLC
	2,040,816	Revolver, 0.500%, 10/17/2024[4,5]	2,020,408
	5,952,381	Delayed Draw, 1.000%, 10/17/2024[4,5]	5,892,857
	191,327	Revolver, 6.500% (1-Month USD Libor+550 basis points), 10/17/2024[3,4,5]	189,413
	16,815,476	First Lien Term Loan, 6.500% (1-Month USD Libor+550 basis points), 10/17/2024[3,4]	16,647,321

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
		VRC Companies, LLC
	$625,000	Revolver, 0.500%, 6/29/2027[4,5]	$612,500
	1,890,625	Delayed Draw, 1.000%, 6/29/2027[4,5]	1,852,813
	1,233,793	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 6/29/2027[3,4,5]	1,209,117
	18,656,250	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 6/29/2027[3,4,16]	18,283,125
			1,142,148,789
		MATERIALS — 4.8%
	1,380,869	ADG Acquisiton, LLC Delayed Draw, 6.875% (3-Month USD Libor+588 basis points), 12/14/2023[2,3,4]	1,365,225
	25,000,000	Airnov, Inc. First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/19/2025[2,3,4]	25,000,000
	1,193,004	Anchor Packaging LLC First Lien Term Loan, 4.091% (1-Month USD Libor+400 basis points), 7/18/2026[1,2,3,4]	1,187,039
		Answer Acquisition, LLC
	1,333,571	Revolver, 0.500%, 12/29/2026[2,4,5]	1,306,900
	17,336,429	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/29/2026[2,3,4]	16,989,700
		Berlin Packaging LLC
EUR	4,527,699	Second Lien Term Loan, 1.000%, 11/7/2026[4,5]	5,090,053
EUR	13,068,750	Second Lien Term Loan, 7.000% (3-Month USD Libor+700 basis points), 11/7/2026[3,4]	14,505,955
	9,950,000	Colonial Bag, LLC Incremental Term Loan, 6.000% (3-Month USD Libor+500 basis points), 9/3/2025[2,3,4]	9,950,000
		Consolidated Label Co.
	1,339,286	Revolver, 0.500%, 7/15/2026[2,4,5]	1,332,589
	578,516	Revolver, 0.500%, 7/15/2026[2,4,5]	575,623
	3,703,712	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/15/2026[2,3,4]	3,685,193
	4,987,500	Incremental Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/15/2026[2,3,4]	4,962,562
	8,574,056	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/15/2026[2,3,4]	8,531,186
	3,312,401	Cyxtera Equipment Leases First Lien Term Loan, 8.250%, (3-Month USD Libor+825 basis points), 1/1/2024[4]	3,312,401
	557,355	Helix Acquisition Holdings, Inc. First Lien Term Loan, 4.000% (3-Month USD Libor+300 basis points), 9/29/2024[1,3,4]	545,080
	7,807,794	HPS Materials First Lien Term Loan, 6.875% (3-Month USD Libor+588 basis points), 12/14/2023[2,3,4,6]	7,719,340
	8,000,000	IG Investment Holdings, LLC First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 11/2/2026[3,4]	7,840,000
	3,500,000	North Haven Goldfinc First Lien Term Loan, 11.750%, (3-Month USD Libor+1,175 basis points), 9/17/2024[4]	3,395,000
		Olympic Buyer, Inc.
	2,352,941	Revolver, 0.500%, 6/30/2026[2,4,5]	2,299,529
	17,647,059	First Lien Term Loan, 5.000% (1-Month USD Libor+425 basis points), 6/30/2028[2,3,4]	17,246,471
	9,000,000	First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 6/30/2028[3,4]	8,820,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		MATERIALS (Continued)
EUR	12,701,000	Optimum Group First Lien Term Loan, 5.500% (3-Month EUR Libor+575 basis points), 6/16/2028[3,4]	$14,184,518
	$980,000	Pregis TopCo LLC First Lien Term Loan, 4.090% (1-Month USD Libor+400 basis points), 8/1/2026[1,2,3,4]	982,260
		Technimark Holdings, LLC
	12,750,000	Second Lien Term Loan, 7.500% (3-Month USD Libor+675 basis points), 7/9/2029[3,4]	12,431,250
	2,250,000	Second Lien Term Loan, 7.500% (3-Month USD Libor+675 basis points), 7/9/2029[4,5]	2,221,875
		Tilley Chemical Co., Inc.
	622,222	Revolver, 0.500%, 12/31/2026[2,4,5]	616,000
	5,333,333	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 12/31/2026[2,3,4]	5,306,667
	933,334	Revolver, 7.000% (3-Month USD Libor+600 basis points), 12/31/2026[2,3,4,5]	924,000
	19,063,124	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/31/2026[2,3,4]	18,872,493
	25,000,000	USALCO, LLC First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/19/2027[2,3,4]	24,750,000
			225,948,909
		REAL ESTATE — 0.9%
	20,000,000	Associations, Inc. First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/2/2027[3]	19,716,000
		CRS TH Holdings Corp
	4,237,288	Revolver, 0.500%, 12/1/2027[2,4,5]	4,194,915
	6,355,932	Delayed Draw, 1.000%, 12/1/2027[2,4,5]	6,324,153
	14,406,780	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 12/1/2027[2,3,4]	14,262,712
			44,497,780
		TECHNOLOGY — 19.5%
		1WorldSync, Inc.
	145,384	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 7/8/2025[3,4]	145,384
	5,779,577	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/8/2025[2,3,4]	5,779,577
	5,000,000	First Lien Term Loan, 6.750% (3-Month USD Libor+625 basis points), 7/8/2025[3,4]	5,000,000
	9,975,000	AG-Twin Brook Technology First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 10/29/2026[2,3,4]	9,825,375
		AIDC Acquisition, LLC
	5,892,201	First Lien Term Loan, 4.000% (3-Month USD Libor+300 basis points), 4/1/2026[3,4]	5,833,279
	7,980,000	First Lien Term Loan, 8.053% (3-Month USD Libor+705 basis points), 4/1/2026[2,3,4]	7,880,250
	15,000,000	First Lien Term Loan, 8.090% (1-Month USD Libor+709 basis points), 4/1/2026[3,4]	14,850,000
		Appfire Technologies, LLC
	13,376,571	Delayed Draw, 1.000%, 3/9/2027[4,5]	13,327,078
	4,623,429	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 3/9/2027[3,4,5]	4,606,322
		Applied Technical Services
	681,818	Revolver, 0.500%, 12/29/2026[2,4,5]	680,318
	3,068,182	Delayed Draw, 1.000%, 12/29/2026[4,5]	3,068,182
	3,409,091	Delayed Draw, 1.000%, 12/29/2026[4,5]	3,409,091
	2,272,727	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[2,3,4]	2,267,727
	227,273	Revolver, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[2,3,4,5]	226,773

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
	$6,767,045	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[2,3,4]	$6,752,158
	340,909	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[3,4,5]	340,909
	19,995,543	Revalize, Inc. Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 4/15/2027[3,4]	19,867,092
	5,259,615	AQA Acquisition Holding, Inc. Second Lien Term Loan, 8.000% (3-Month USD Libor+750 basis points), 3/3/2029[3,4]	5,196,500
	14,887,500	Arcstor Midco LLC First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 3/16/2027[2,3,4]	14,628,458
	8,045,022	ATP Intermediate, Inc. First Lien Term Loan, 8.725% (3-Month USD Libor+773 basis points), 6/16/2025[2,3,4]	7,964,571
	2,467,526	AVI-SPL First Lien Term Loan, 6.375% (3-Month USD Libor+538 basis points), 3/10/2027[2,3,4]	2,440,179
		Benefit Street Technology
	2,666,667	Revolver, 0.500%, 10/1/2026[2,4,5]	2,613,333
	25,000,000	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 10/1/2027[2,3,4]	24,500,000
		Bounteous, Inc.
	1,488,000	Revolver, 0.500%, 8/2/2027[2,4,5]	1,458,240
	4,300,000	Delayed Draw, 1.000%, 8/2/2027[4,5]	4,257,000
	4,500,000	Delayed Draw, 6.000% (3-Month USD Libor+500 basis points), 8/2/2027[2,3,4]	4,444,200
	312,000	Revolver, 6.000% (3-Month USD Libor+500 basis points), 8/2/2027[2,3,4,5]	305,760
	8,700,000	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 8/2/2027[2,3,4]	8,526,000
	2,150,000	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 8/2/2027[3,4]	2,107,000
		BusinesSolver.com, Inc.
	1,378,788	Delayed Draw, 1.000%, 12/1/2027[2,4,5]	1,371,894
	5,121,212	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 12/1/2027[2,3,4]	5,070,000
		Captify Intermediate Holdings Corp.
	2,500,000	Delayed Draw, 1.000%, 7/12/2026[4,5]	2,481,250
	8,728,125	First Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 7/12/2026[3]	8,597,203
		CEB Acquisitionco, LLC
	2,500,000	First Lien Term Loan, 4.750% (3-Month USD Libor+375 basis points), 12/21/2027[3,4]	2,475,000
	2,500,000	Last Out Term Loan, 8.750% (3-Month USD Libor+575 basis points), 12/21/2027[3,4]	2,437,500
	1,950,000	Clarus First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/1/2025[2,3,4]	1,917,045
		Cleo Communications Holding, LLC
	2,140,000	Revolver, 0.500%, 6/9/2027[4,5]	2,136,362
	12,827,850	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 6/9/2027[3,4,16]	12,806,043
GBP	3,613,000	SSCP Pegasus Bidco Ltd. First Lien Term Loan, 6.915% (3-Month GBP Libor+675 basis points), 12/14/2027[3,4]	4,900,143
	10,000,000	Conservice Midco, LLC Second Lien Term Loan, 7.851% (3-Month USD Libor+775 basis points), 5/13/2028[3,4]	10,000,000
		DataLink, LLC
	846,774	Revolver, 0.500%, 11/20/2026[2,4,5]	846,774
	1,185,484	Delayed Draw, 1.000%, 11/20/2026[2,4,5]	1,185,484

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
	$6,381,855	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/20/2026[2,3,4]	$6,381,855
	12,500,000	DCert Buyer, Inc. Second Lien Term Loan, 7.090% (1-Month USD Libor+700 basis points), 2/24/2029[3,4]	12,552,063
		Diligent Corporation
	5,955,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/4/2025[3,4,15]	5,910,338
	4,367,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/4/2025[3,4,15]	4,334,684
	1,254,400	Delayed Draw, 1.000%, 8/24/2025[4,5]	1,245,117
	344,736	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 8/24/2025[3,4,5]	342,185
		Follett School Solutions
	920,223	Revolver, 0.500%, 8/31/2027[4,5]	901,818
	690,167	Revolver, 6.500% (3-Month USD Libor+575 basis points), 8/31/2027[3,4,5]	676,364
	18,389,610	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 8/31/2028[3,4,15]	18,021,818
		Gainsight, Inc.
	2,625,000	Revolver, 0.500%, 7/30/2027[4,5]	2,579,063
	15,000,000	First Lien Term Loan, 7.000% (3-Month USD Libor+625 basis points), 7/30/2027[3,4,15]	14,737,500
SEK	11,250,000	Goldcup 25952 AB First Lien Term Loan, 5.756% (3-Month SEK Stibor+575 basis points), 8/18/2027[3,4]	1,231,683
		GovBrands Intermediate, Inc.
	917,000	Revolver, 0.500%, 4/4/2027[4,5]	894,075
	545,455	Revolver, 0.500%, 4/4/2027[2,4,5]	531,818
	905,972	Delayed Draw, 1.000%, 4/4/2027[4,5]	886,901
	718,182	Delayed Draw, 1.000%, 4/4/2027[2,4,5]	703,064
	1,961,028	Delayed Draw, 6.250% (3-Month USD Libor+550 basis points), 4/4/2027[3,4,5]	1,919,749
	8,694,210	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 4/4/2027[3,4,15]	8,476,855
	1,554,545	Delayed Draw, 6.250% (1-Month USD Libor+550 basis points), 4/4/2027[2,3,4,5]	1,521,822
	272,727	Revolver, 6.250% (1-Month USD Libor+550 basis points), 4/4/2027[2,3,4,5]	265,909
	6,909,091	First Lien Term Loan, 6.250% (1-Month USD Libor+550 basis points), 4/4/2027[2,3,4]	6,736,364
		GraphPAD Software, LLC
	4,411,765	Delayed Draw, 1.000%, 11/29/2023[2,4,5]	4,367,647
	8,088,235	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 4/6/2029[2,3,4]	8,007,353
		Hawkeye AcquisitionCo, LLC
	500,000	Revolver, 0.500%, 11/19/2026[2,4,5]	497,500
	3,980,000	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 11/19/2026[2,3,4]	3,960,100
	5,445,000	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/19/2026[2,3,4]	5,417,775
	20,000,000	HCSS First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 11/16/2028[3,4]	19,600,000
		Help Systems Holdings, Inc.
	2,474,886	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 11/19/2026[2,3]	2,469,479
	10,000,000	Second Lien Term Loan, 7.500% (3-Month USD Libor+675 basis points), 11/19/2027[3,4]	10,054,000
	1,990,000	HotSchedules First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 7/9/2025[2,3,4]	1,965,350

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
GBP	18,960,407	HPS Technology First Lien Term Loan, 5.260% (3-Month GBP Libor+550 basis points), 9/30/2026[2,3,4]	$25,022,193
GBP	7,523,888	First Lien Term Loan, 6.560% (6-Month GBP Libor+625 basis points), 9/15/2027[2,3,4,6]	10,183,931
	$7,406,003	HS Purchaser LLC First Lien Term Loan, 5.750% (1-Month USD Libor+475 basis points), 11/19/2026[1,2,3]	7,389,821
	1,465,971	Idera, Inc. First Lien Term Loan, 4.500% (1-Month USD Libor+350 basis points), 3/2/2028[1,2,3,4]	1,467,598
		Imagine Acquisitionco, Inc.
	1,157,556	Revolver, 0.500%, 11/16/2027[2,4,5]	1,145,981
	1,607,717	Delayed Draw, 1.000%, 11/16/2027[2,4,5]	1,599,678
	7,234,727	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/16/2027[2,3,4]	7,162,379
		IG Investments
	361,272	Revolver, 0.500%, 9/22/2028[2,4,5]	354,046
	361,271	Revolver, 6.750% (3-Month USD Libor+600 basis points), 9/22/2028[2,3,4,5]	354,046
	9,277,457	First Lien Term Loan, 6.750% (3-Month USD Libor+600 basis points), 9/22/2028[2,3,4]	9,091,908
		insightsoftware
	366,345	Revolver, 0.500%, 5/24/2024[4,5]	364,696
	331,455	Revolver, 5.750% (3-Month USD Libor+475 basis points), 5/24/2024[3,4,5]	329,964
	22,540,616	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[3,4,15,16]	22,439,184
	4,661,000	Delayed Draw, 1.000%, 12/2/2026[4,5]	4,649,348
	972,431	Intermedia Holdings, Inc. First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 7/19/2025[1,2,3,4]	955,413
	7,000,000	Ivanti Software, Inc. Second Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 12/1/2028[2,3,4]	6,783,700
		Jigsaw Bidco AS
NOK	139,882	First Lien Term Loan, 0.000%, 5/3/2024[4,5,17]	15,673
NOK	13,269,468	First Lien Term Loan, 7.830% (3-Month NOK Nibor+725 basis points), 5/3/2024[3,4,5,17]	1,486,812
		Kona Buyer, LLC
	9,527,273	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/11/2027[2,3,4]	9,527,273
	10,000,000	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/11/2027[3,4]	10,000,000
		LMG Holdings, Inc.
	285,714	Revolver, 0.500%, 4/30/2026[2,4,5]	282,857
	4,690,714	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 4/30/2026[2,3,4]	4,643,807
	19,500,000	Mandolin Technology Intermediate Holdings, Inc. Second Lien Term Loan, 7.000% (3-Month USD Libor+650 basis points), 7/30/2029[3,4]	19,402,500
		Marlin DTC-LS Midco 2, LLC
	17,325,000	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/1/2025[2,3,4]	17,032,208
	2,992,500	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/1/2025[3,4]	2,941,927
SEK	11,346,704	Mefla 3 AB First Lien Term Loan, 9.000% PIK (3-Month SEK Stibor+800 basis points), 9/1/2023[3,4,5,17]	1,238,265

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
GBP	221,570	Mefla UK Limited First Lien Term Loan, 9.000% PIK (3-Month GBP Libor+800 basis points), 9/1/2023[3,4,5,17]	$295,743
GBP	3,024	First Lien Term Loan, 0.000%, 9/1/2023[4,5]	4,036
SEK	156,822	First Lien Term Loan, 0.000%, 9/1/2023[4,5]	17,114
	$21,000,000	Merlin International, Inc. First Lien Term Loan, 10.000% (3-Month USD Libor+700 basis points), 8/6/2023[3,4]	20,160,000
		Ministry Brands Merger Sub, LLC
	1,694,915	Revolver, 0.500%, 12/27/2027[4,5]	1,661,017
	5,649,718	Delayed Draw, 1.000%, 12/27/2028[4,5]	5,593,220
	17,655,367	First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/27/2028[3,4]	17,302,260
	16,557,353	Motus, LLC Second Lien Term Loan, 7.250% (3-Month USD Libor+650 basis points), 12/10/2029[3,4]	16,391,779
	487,406	NAVEX TopCo, Inc. First Lien Term Loan, 3.350% (3-Month USD Libor+325 basis points), 9/5/2025[1,2,3,4]	484,513
		New Era Technology
	152,022	Revolver, 0.500%, 10/31/2026[2,4,5]	152,706
	672,697	Delayed Draw, 1.000%, 10/31/2026[2,4,5]	675,724
	3,157,590	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 10/31/2026[2,3,4]	3,171,799
	1,354,372	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 10/31/2026[2,3,4,5]	1,360,467
	76,011	Revolver, 7.250% (3-Month USD Libor+625 basis points), 10/31/2026[2,3,4,5]	76,353
	10,000,000	Options Technology Ltd. First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 12/26/2025[3,4]	9,800,000
		PCS Software, Inc.
	363,714	Revolver, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[3,4]	363,714
	4,912,500	First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[3,4]	4,912,500
	9,939,086	PDI TA Holdings, Inc. First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 10/24/2024[3,4]	9,790,000
		PDQ
	1,764,706	Revolver, 0.500%, 8/27/2027[4,5]	1,733,824
	7,395,882	Delayed Draw, 6.000% (3-Month USD Libor+550 basis points), 8/27/2027[3,4]	7,266,454
	10,796,471	First Lien Term Loan, 6.000% (3-Month USD Libor+550 basis points), 8/27/2027[3,4,15]	10,607,532
		Pegasus Global Enterprise Holdings, LLC
	1,944,167	Delayed Draw, 0.500%, 5/29/2025[2,4,5]	1,929,586
	101,301	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 5/29/2025[2,3,4,5]	100,541
	2,761,863	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 5/29/2025[2,3,4]	2,741,149
		ProcessUnity Holdings, LLC
	1,000,000	Revolver, 0.500%, 9/24/2028[4,5]	980,000
	1,000,000	Delayed Draw, 1.000%, 9/24/2028[4,5]	990,000
	5,000,000	First Lien Term Loan, 6.750% (3-Month USD Libor+600 basis points), 9/24/2028[3,4]	4,900,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
	$4,936,387	Q-Centrix LLC First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 11/30/2024[2,3,4]	$4,936,387
		Quantic Electronics, LLC
	428,397	Revolver, 0.500%, 11/19/2026[4,5]	426,255
	1,419,994	Delayed Draw, 1.000%, 11/19/2026[4,5]	1,412,894
	1,997,149	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 11/19/2026[3,4,5]	1,987,163
	3,682,420	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/19/2026[3,4]	3,664,008
		Questel International
EUR	2,153,391	First Lien Term Loan, 6.250% (3-Month EUR Libor+525 basis points), 12/17/2027[2,3,4]	2,441,687
EUR	8,850,000	First Lien Term Loan, 6.250% (3-Month EUR Libor+525 basis points), 12/17/2027[3,4]	10,034,836
		Ranger Buyer, Inc.
	1,538,462	Revolver, 0.500%, 11/18/2027[4,5]	1,523,077
	384,615	Revolver, 7.000% (3-Month USD Libor+625 basis points), 11/18/2027[3,4,5]	380,769
	23,076,923	First Lien Term Loan, 7.000% (3-Month USD Libor+625 basis points), 11/18/2028[3,4,16]	22,846,154
	2,219,979	RCS Technology First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 2/28/2025[3,4,6]	2,219,979
		Revalize, Inc.
	681,000	Revolver, 0.500%, 4/15/2027[4,5]	674,190
	709,375	Revolver, 0.500%, 4/15/2027[2,4,5]	702,281
	6,808,000	Delayed Draw, 1.000%, 4/15/2027[4,5]	6,773,960
	7,092,188	Delayed Draw, 1.000%, 4/15/2027[2,4,5]	7,056,727
	4,511,000	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 4/15/2027[3,4]	4,465,890
	4,698,438	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 4/15/2027[2,3,4]	4,651,453
	972,431	RevSpring, Inc. First Lien Term Loan, 4.382% (3-Month USD Libor+425 basis points), 10/11/2025[1,2,3,4]	970,593
GBP	10,996,000	ERG Bidco, Ltd. First Lien Term Loan, 6.801% (3-Month GBP Libor+675 basis points), 6/25/2028[3,4]	14,474,296
		RPX Corporation
	4,612,500	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/23/2025[2,3,4]	4,508,719
	8,000,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/23/2025[3,4]	7,820,000
	441,586	S2P Acquisition Borrower, Inc. First Lien Term Loan, 4.104% (3-Month USD Libor+400 basis points), 8/14/2026[1,2,3,4]	441,942
		Safety Borrower Holdings
	677,966	Revolver, 0.500%, 9/1/2027[2,4,5]	671,186
	1,694,915	Delayed Draw, 1.000%, 9/1/2027[2,4,5]	1,686,441
	7,627,119	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 9/1/2027[2,3,4]	7,550,847

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
		Sherlock Buyer Corp.
	$821,100	Revolver, 0.500%, 12/8/2027[2,4,5]	$804,678
	2,052,750	Delayed Draw, 1.000%, 12/8/2028[2,4,5]	2,032,223
	7,116,200	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 12/8/2028[2,3,4]	6,973,876
	5,600,000	SitusAMC Holdings Corporation First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 12/22/2027[2,3]	5,544,000
	1,473,750	Smartlinx Solutions, LLC First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 3/5/2026[3,4]	1,456,285
	13,000,000	Solera Global Holdings Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 6/4/2029[3,4]	12,610,533
		Syntax Systems Ltd.
	1,114,191	Revolver, 0.500%, 10/29/2026[2,4,5]	1,103,050
	866,007	Revolver, 6.250% (1-Month USD Libor+550 basis points), 10/29/2026[2,3,4,5]	857,346
	5,000,000	First Lien Term Loan, 6.250% (1-Month USD Libor+550 basis points), 10/28/2028[3,4]	4,950,000
	4,950,495	Delayed Draw, 1.000%, 10/29/2028[2,4,5]	4,900,990
	18,024,134	First Lien Term Loan, 6.250% (1-Month USD Libor+550 basis points), 10/29/2028[2,3,4]	17,843,892
	1,485,000	TaxSlayer First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/31/2026[2,3,4]	1,468,223
	15,000,000	Twin Brook Technology First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 10/5/2027[2,3,4]	14,850,000
GBP	12,230,216	UKFast Leaders Limited First Lien Term Loan, 6.918% (3-Month GBP Libor+675 basis points), 9/8/2027[2,3,4]	16,438,284
		Uniguest
	526,316	Revolver, 0.500%, 12/17/2025[2,4,5]	526,316
	1,592,105	Delayed Draw, 1.000%, 12/17/2025[2,4,5]	1,592,105
	2,609,020	Delayed Draw, 8.000% (1-Month USD Libor+700 basis points), 12/17/2025[2,3,4,5]	2,609,020
	5,210,526	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 12/17/2025[2,3,4]	5,210,526
	15,000,000	Virgin Pulse, Inc. Second Lien Term Loan, 8.000% (3-Month USD Libor+725 basis points), 4/6/2029[3,4]	14,887,500
	14,223,733	Afiniti, Inc. First Lien Term Loan, 11.750% (3-Month USD Libor+1,125 basis points), 6/13/2024[2,3,4,17]	14,207,092
	2,431,250	Worksoft First Lien Term Loan, 8.750% (3-Month USD Libor+775 basis points), 2/22/2025[3,4]	2,400,271
			922,630,886
		UTILITIES — 0.4%
	2,878,076	TS OpCo Holding LLC First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 9/28/2023[2,3,4]	2,860,807
		Water Holdings Acquisition, LLC
	872,877	Revolver, 0.500%, 12/18/2026[2,4,5]	855,419
	412,837	Revolver, 6.250% (3-Month USD Libor+525 basis points), 12/18/2026[2,3,4,5]	404,581
	13,714,286	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/18/2026[2,3,4]	13,440,000
			17,560,807
		TOTAL SENIOR SECURED LOANS
		(Cost $4,648,724,420)	4,654,593,048

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES — 41.2%
	INVESTMENT PARTNERSHIPS — 7.1%
N/A	AG Direct Lending Fund II L.P.[2,10]	$18,915,997
N/A	AG Direct Lending Fund III L.P.[2,10]	20,335,682
N/A	Annaly Credit Opportunities Onshore Fund, LP2,10	51,144,216
N/A	Ares Commercial Finance Feeder (A) LP10	13,135,522
N/A	BARINGS CMS FUND LP10	15,000,000
N/A	Crescent Mezzanine Partners VIIC, L.P.[10]	6,376,274
N/A	Crestline Specialty Lending III (U.S.), LP2,10	6,883,019
N/A	HPS Mezzanine Partners 2019 LP10	9,355,616
N/A	HPS Specialty Loan Fund V Feeder LP10	42,977,780
N/A	Marlin Credit Opportunity Fund LP2,10	50,838,238
N/A	Providence Debt Fund III (Non-US) L.P.[10]	3,916,335
N/A	Raven Asset Based Credit Fund II, LP2,10	5,074,346
N/A	Silver Point Specialty Credit Fund II, LP10	35,275,861
N/A	Thompson Rivers, LLC[10]	20,564,423
N/A	Varagon Capital Direct Lending Fund[10]	10,201,688
N/A	Vista Credit Partner Fund III LP2,10	16,609,395
N/A	Waccamaw River, LLC[10]	6,896,297
		333,500,689
	JOINT VENTURES — 2.0%
N/A	FBLC Senior Loan Fund LLC[10]	81,621,414
N/A	Middle Market Credit Fund II, LLC[10]	15,273,674
		96,895,088
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 22.1%
3,460,444	Barings Capital Investment Corporation[2,10]	76,926,005
34,693,370	Barings Private Credit Corporation[10,14]	708,635,237
5,892,548	Franklin BSP Lending Corporation[2,10]	44,754,531
766,667	Golub Capital Direct Lending Corp.[10,14]	11,508,435
1,450,326	Morgan Stanley Direct Lending Fund[10]	33,875,734
8,000,000	New Mountain Guardian III BDC, LLC[2,10]	81,281,656
5,376,344	Owl Rock Core Income Corp.[10]	50,088,711
2,119,509	Owl Rock Technology Finance Corp.[10]	38,669,900
64,286	Owl Rock Technology Finance Corp. II10	964,289
		1,046,704,498
	PRIVATE COLLATERALIZED LOAN OBLIGATION — 9.2%
N/A	BlackRock Shasta CLO VII[10]	256,096,120
N/A	Varagon Structured Note Issuer I LLC[2,10]	176,280,548
		432,376,668
	PRIVATE EQUITY — 0.0%
1	Owl Rock Capital Technology Holdings II LLC[4]	1,857,735

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 0.8%
N/A	17Capital Co-Invest (B) SCSp[10]	$24,986,888
N/A	Endurance II L.P.[10]	10,083,487
N/A	Proxima Onshore Co-Invest, L.P.[10]	586,234
		35,656,609
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $1,892,929,463)	1,946,991,287
Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 2.1%
$12,000,000	ABPCI Direct Lending Fund CLO X LP 10.601% (3-Month USD Libor+1,047 basis points), 1/20/2032[1,3,7]	12,025,200
	BlackRock Elbert CLO V Ltd.
39,500,000	6.690%, 12/15/2031*[1,7,11]	40,308,249
11,000,000	9.603% (3-Month USD Libor+940 basis points), 12/15/2031[1,3,7]	11,079,534
10,000,000	Monroe Capital MML CLO IX Ltd. 8.828% (3-Month USD Libor+870 basis points), 10/22/2031[1,3,7,12]	10,050,574
2,910,000	Monroe Capital MML CLO VII Ltd. 7.410% (3-Month USD Libor+725 basis points), 11/22/2030[1,3,7]	2,893,730
15,000,000	Monroe Capital MML CLO VIII, Ltd. 14.000%, 11/22/2033*,1,4,7,11	12,993,000
	Monroe Capital MML CLO X Ltd.
5,000,000	7.060% (3-Month USD Libor+690 basis points), 8/20/2031[1,3,4,7,12]	5,052,328
3,000,000	9.010% (3-Month USD Libor+885 basis points), 8/20/2031[1,3,7]	2,999,603
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $96,089,932)	97,402,218
Number of Shares
	PREFERRED STOCKS — 0.7%
	HEALTH CARE — 0.5%
5,000	FINThrive Software Preferred Intermediate Holdings, Inc., Series A-2 Preferred, 11.000%[4]	4,850,000
17,500	ProPharma Group, LLC: Jayhawk Intermediate LLC, Series B Preferred, 13.000%[2,4,19]	16,979,640
		21,829,640
	INDUSTRIALS — 0.1%
2,500	Atomic Transport, LLC Atomic Blocker, LLC, Class A Preferred, 8.500% PIK[4,20]	1,798,139
200	S4T Holdings Corp. Vistria ESS Holdings, LLC, Class A Preferred, 8.000%[4,21]	100,000
		1,898,139

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	TECHNOLOGY — 0.1%
6,500	Mandolin Technology Holdings, Inc., Series A-1, A-2, A-3 Preferred, 10.500%[4]	$6,305,000

	TOTAL PREFERRED STOCKS
	(Cost $30,013,004)	30,032,779
Principal Amount
	SUBORDINATED DEBT — 0.3%
	FINANCIALS — 0.3%
$5,500,000	OTR Midco, LLC, 12.000%, 5/12/2026[4]	5,500,000
10,000,000	LUNA SUB 2 LLC, 9.000%, 12/31/2028[4]	9,950,000
		15,450,000
	TOTAL SUBORDINATED DEBT
	(Cost $15,450,000)	15,450,000
Number of Shares/Units
	COMMON STOCKS — 0.1%
	FINANCIALS — 0.1%
280,309	Congressional Bancshares Inc., Voting Common[4]	4,328,128

	INDUSTRIALS — 0.0%
2,188	Atomic Transport, LLC Atomic Blocker, LLC, Class W Common[4,20]	653,096
200	S4T Holdings Corp. Vistria ESS Holdings, LLC, Class A Common[4,21]	100,000
		753,096
	TOTAL COMMON STOCKS
	(Cost $4,365,607)	5,081,224
Number of Shares
	WARRANTS — 0.0%
	TECHNOLOGY — 0.0%
21,640	Afiniti, Inc. (via a participation with VHG Investment Fund I, L.P.)[2,4]	1,152,261

	TOTAL WARRANTS
	(Cost $1,152,261)	1,152,261

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 1.2%
55,878,712	State Street Institutional U.S. Government Money Market Fund, 0.02%[13]	$55,878,712
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $55,878,712)	55,878,712
	TOTAL INVESTMENTS — 144.0%
	(Cost $6,744,603,399)	6,806,581,529
	Liabilities Less Other Assets — (44.0)%	(2,076,933,161)
	NET ASSETS — 100.0%	4,729,648,368
Principal Amount
	REVERSE REPURCHASE AGREEMENTS — (0.1)%
$(4,320,000)	Agreement with Deutsche Bank AG, 1.664%, dated 12/22/2021, to be repurchased at $4,337,974 on 3/22/2022, collateralized by Monroe Capital MML CLO IX Ltd. with maturity of to 10/22/2031, with a total value of $10,050,574	(4,320,000)
(2,513,000)	Agreement with Deutsche Bank AG, 1.468%, dated 12/29/2021, to be repurchased at $2,522,222 on 3/29/2022, collateralized by Monroe Capital MML CLO X Ltd. with maturity of to 8/20/2031, with a total value of $5,052,328	(2,513,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS
	(Proceeds $6,833,000)	(6,833,000)

LLC – Limited Liability Company

LP – Limited Partnership

US – United States

LOC – Letter of Credit

BDC – Business Development Company

CAD – Canadian Dollars

EUR – Euro

GBP – Pound Sterling

NOK – Norwegian Krone

SEK – Swedish Krona

Libor – London Interbank Offered Rate

Stibor – Stockholm Interbank Offered Rate

Nibor – Norwegian Interbank Offered Rate

*	Subordinated note position. Rate shown is the effective yield as of period end.

[1]	Callable.

[2]

As of December 31, 2021 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $3,055,911,453 as of December 31, 2021. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

[3]	Floating rate security. Rate shown is the rate effective as of period end.

[4]	Value was determined using significant unobservable inputs.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

[5]	All or a portion of this holding is subject to unfunded loan commitments. See Note 2 for additional information.

[6]	This investment was made through a participation. Please see Note 2 for a description of loan participations.

[7]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $97,402,218, which represents 2.1% of total net assets of the Fund.

[8]	Step rate security.

[9]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

[10]	Investment valued using net asset value per share as practical expedient. See Note 13 for respective investment strategies, unfunded commitments, and redemptive restrictions.

[11]	Variable rate security. Rate shown is the rate in effect as of period end.

[12]

All or a portion of this security is segregated as collateral for reverse repurchase agreements. Total collateral had a fair value of $15,102,902 as of December 31, 2021. See note 2 for additional information.

[13]	The rate is the annualized seven-day yield at period end.

[14]

Was an affiliate, as defined by the Investment Company Act of 1940, at or during the fiscal year ended December 31, 2021, by virtue of the Fund owning at least 5% of the voting securities of the issuer. See Note 12 for additional information.

[15]

All or a portion of this security is segregated as collateral for Secured borrowings made with Macquarie US Trading LLC. Total collateral had a fair value of $102,503,317 as of December 31, 2021. See note 2 for additional information.

[16]

All or a portion of this security is segregated as collateral for Secured borrowings made with Macquarie US Trading LLC. Total collateral had a fair value of $147,486,913 as of December 31, 2021. See note 2 for additional information.

[17]	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

[18]	Variable rate security. Rate shown is the rate in effect as of period end.

[19]	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.

[20]	Atomic Blocker, LLC holds Class A Preferred and Class W Common Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.

[21]	Vistria ESS Holdings, LLC holds Series A Preferred Units and Class A Common Units in TVG ESS Holdings, LLC which is the parent company holdings company for S4T Holdings Corp.

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co. Investment Fund V-L LP	9/23/2021	$25,759,098
AG Direct Lending Fund II L.P.	3/31/2020	17,916,043
AG Direct Lending Fund III L.P	6/28/2019	18,102,555
Annaly Credit Opportunities Onshore Fund LP	4/16/2021	51,135,450
Ares Commercial Finance Feeder (A) LP	3/31/2021	11,309,134
Barings Capital Investment Corporation	1/25/2021	76,000,000
Barings CMS Fund LP	12/28/2021	15,000,000
Barings Private Credit Corporation	5/10/2021	700,000,000
FBLC Senior Loan Fund LLC	1/20/2021	78,562,200
BlackRock Shasta CLO VII	2/10/2021	251,162,791
Franklin BSP Lending Corporation	4/1/2020	34,000,000
Crescent Mezzanine Partners VIIC, L.P.	3/31/2021	5,540,346
Crestline Specialty Lending III (U.S), L.P.	8/30/2021	6,672,081
Endurance II L.P.	8/24/2020	9,725,000
Golub Capital Direct Lending Corp.	7/13/2021	11,500,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2021 (Continued)

Security	First Acquisition Date	Cost
HPS Mezzanine Partners 2019 LP	11/16/2020	$8,340,651
HPS Specialty Loan Fund V Feeder LP	5/14/2021	40,483,748
Marlin Credit Opportunity Fund LP	5/21/2021	50,423,715
Middle Market Credit Fund II, LLC	11/3/2020	12,708,191
Morgan Stanley Direct Lending Fund	7/16/2021	33,289,217
New Mountain Guardian III BDC, LLC	3/27/2020	80,000,000
Owl Rock Core Income Corp.	7/29/2021	50,000,000
Owl Rock Technology Finance Corp.	9/24/2020	35,000,000
Owl Rock Technology Finance Corp. II	12/30/2021	964,289
Providence Debt Fund III (Non-US) L.P.	3/31/2021	2,692,390
Proxima Onshore Co-Invest, L.P.	11/2/2021	578,571
Raven Asset Fund II V LP	9/21/2021	4,993,994
Silver Point Specialty Credit Fund II, L.P	12/15/2020	33,835,151
Thompson Rivers, LLC	6/29/2021	20,000,000
Varagon Capital Direct Lending	3/25/2021	10,000,000
Varagon Structured Note Issuer I LLC	10/13/2021	175,000,000
Vista Credit Partner Fund III LP	9/15/2021	15,356,985
Waccamaw River LLC, LP	5/4/2021	6,878,065

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts
As of December 31, 2021

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Canadian Dollars	State Street	USD	February 18, 2022	(24,780,650)	$(19,732,095)	$(19,588,574)	$143,521
Canadian Dollars	State Street	USD	March 31, 2022	(15,384,490)	(12,002,910)	(12,159,326)	(156,416)
Euro	State Street	USD	February 09, 2022	(3,608,434)	(4,238,579)	(4,111,364)	127,215
Euro	State Street	USD	February 28, 2022	(11,643,531)	(13,204,696)	(13,271,580)	(66,884)
Euro	State Street	USD	March 31, 2022	(99,691,318)	(112,882,071)	(113,717,197)	(835,126)
British Pound	State Street	USD	February 03, 2022	(3,699,549)	(4,887,086)	(5,006,781)	(119,695)
British Pound	State Street	USD	February 04, 2022	(862,780)	(1,179,558)	(1,167,638)	11,920
British Pound	State Street	USD	February 09, 2022	(14,329,969)	(19,560,193)	(19,392,951)	167,242
British Pound	State Street	USD	March 15, 2022	(7,508,806)	(9,936,778)	(10,160,124)	(223,346)
British Pound	State Street	USD	March 31, 2022	(38,151,362)	(51,202,943)	(51,618,674)	(415,731)
British Pound	State Street	USD	May 04, 2022	(1,974,937)	(2,674,025)	(2,671,027)	2,998
British Pound	State Street	USD	May 10, 2022	(1,735,919)	(2,330,650)	(2,347,673)	(17,023)
British Pound	Marlin Credit Opportunities	USD	August 11, 2022	(218,601)	(286,979)	(295,460)	(8,481)
Norwegian Krone	Marlin Credit Opportunities	USD	August 11, 2023	(13,125,000)	(1,451,399)	(1,474,039)	(22,640)
Swedish Krona	Marlin Credit Opportunities	USD	August 11, 2022	(11,192,758)	(1,290,603)	(1,241,572)	49,031
Swedish Krona	Marlin Credit Opportunities	USD	August 23, 2024	(11,250,000)	(1,279,529)	(1,257,784)	21,745

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(258,140,094)	$(259,481,764)	$(1,341,670)

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Summary of Investments
As of December 31, 2021

Security Type/Sector	Percent of Total Net Assets
Senior Secured Loans
Industrials	24.2%
Technology	19.5%
Health Care	17.1%
Financials	13.7%
Consumer Discretionary	10.3%
Communications	4.9%
Materials	4.8%
Consumer Staples	2.0%
Real Estate	0.9%
Governments	0.6%
Utilities	0.4%
Energy	0.0%
Total Senior Secured Loans	98.4%
Private Investment Vehicles
Non-Listed Business Development Companies	22.1%
Private Collateralized Loan Obligation	9.2%
Investment Partnerships	7.1%
Joint Ventures	2.0%
Special Purpose Vehicle for Senior Secured Loans	0.8%
Total Private Investment Vehicles	41.2%
Collateralized Loan Obligations	2.1%
Preferred Stocks
Health Care	0.5%
Technology	0.1%
Industrials	0.1%
Total Preferred Stocks	0.7%
Subordinated Debt
Financials	0.3%
Common Stocks
Financials	0.1%
Industrials	0.0%
Total Common Stocks	0.1%
Warrants
Technology	0.0%
Short-Term Investments	1.2%
Total Investments	144.0%
Liabilities in Excess of Other Assets	(44.0)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments in unaffiliated securities, at value (cost $5,941,833,208)	$5,989,542,769
Investments in affiliated securities, at value (cost $711,500,000)	720,143,672
Joint ventures, at value (cost $91,270,191)	96,895,088
Foreign currency, at value (cost $11,775,878)	11,848,649
Cash	1,295,335
Cash deposited with brokers for reverse repurchase agreements	2,513,000
Receivables:
Investment securities sold	33,882,901
Fund shares sold	59,417,887
Dividends and interest	35,772,125
Prepaid expenses	809,273
Prepaid commitment fees on secured revolving credit facility	9,385,309
Total assets	6,961,506,008

Liabilities:
Reverse repurchase agreements, at value (proceeds $6,833,000)	6,833,000
Net unrealized depreciation on forward foreign currency exchange contracts	1,341,670
Secured borrowings (Note 2)	249,990,230
Payables:
Secured revolving credit facility (Note 2)	1,195,000,000
Unfunded loan commitments (Note 2)	774,351,825
Investment securities purchased	102,991
Interest on secured revolving credit facility	1,286,203
Interest on reverse repurchase agreements and secured borrowings	772,831
Investment Management fees	631,564
Sub-Advisory fees	245,914
Audit fees	121,777
Fund administration fees	582,352
Legal fees	74,917
Custody fees	271,108
Transfer Agency fees and expenses	101,048
Chief Compliance Officer fees	11,350
Other accrued expenses	138,860
Total liabilities	2,231,857,640

Net Assets	$4,729,648,368

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$4,673,166,605
Total distributable earnings	56,481,763
Net Assets	$4,729,648,368

Class I Shares:
Net assets applicable to shares outstanding	$4,729,648,368
Shares of beneficial interest issued and outstanding	446,076,567
Net asset value, offering, and redemption price per share	$10.60

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Operations
For the Year Ended December 31, 2021

Investment Income:
Interest	$138,047,714
Dividends	1,721,169
Distributions from investment partnerships ($26,798,853 from affiliates)	60,260,957
Distributions from joint venture investments	4,260,527
Miscellaneous income	216,866
Total investment income	204,507,233

Expenses:
Investment management fees	23,509,800
Interest on secured revolving credit facility	13,547,381
Sub-advisory fees	1,089,539
Interest on reverse repurchase agreements and secured borrowings	980,519
Legal fees	782,847
Fund administration fees	1,820,576
Fund accounting fees	274,992
Registration fees	293,226
Transfer agent fees and expenses	452,114
Custody fees	450,516
Audit fees	348,334
Trustees’ fees and expenses	261,000
Shareholder reporting fees	278,281
Chief Compliance Officer fees	66,266
Insurance fees	27,495
Commitment fees on secured revolving credit facility	553,261
Miscellaneous expenses	958,316
Total fees and expenses	45,694,463
Recapture of previously waived and/or reimbursed expenses (Note 4)	—
Net expenses	45,694,463
Net investment income	158,812,770

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,588,233
Forward foreign currency exchange contracts	4,120,659
Foreign currency transactions	125,698
Net realized gain	12,834,590
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	34,398,249
Investments in affiliated issuers	8,643,672
Investments in joint ventures	3,883,122
Forward foreign currency exchange contracts	(772,170)
Foreign currency translations	(67,434)
Net change in unrealized appreciation/depreciation	46,085,439
Net realized and unrealized gain	58,920,029

Net Increase in Net Assets from Operations	$217,732,799

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net Increase in Net Assets from:
Operations:
Net investment income	$158,812,770	$28,277,087
Net realized gain on investments, forward foreign currency exchange contracts and foreign currency transactions	12,834,590	492,246
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	46,085,439	12,737,906
Net increase in net assets resulting from operations	217,732,799	41,507,239

Distributions to shareholders:
Distributions:
Class I	(173,398,542)	(31,818,077)
From return of capital:
Class I	(28,307,888)	(4,439,794)
Total	(201,706,430)	(36,257,871)

Capital Transactions:
Proceeds from shares sold:
Class I	4,062,844,184	497,552,093
Reinvestment of distributions:
Class I	62,384,398	8,708,770
Cost of shares repurchased:
Class I	(156,498,524)	(35,154,685)
Net increase in net assets from capital transactions	3,968,730,058	471,106,178

Net increase in net assets	3,984,756,427	476,355,546

Net Assets:
Beginning of period	744,891,941	268,536,395
End of period	$4,729,648,368	$744,891,941

Capital Share Transactions:
Shares sold:
Class I	382,870,006	48,087,003
Shares issued in reinvestment of distributions:
Class I	5,911,991	849,428
Shares redeemed:
Class I	(14,649,800)	(3,450,199)
Net increase in capital shares outstanding	374,132,197	45,486,232

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2021

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$217,732,799
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,596,620,140)
Sales of investments	826,685,580
Net accretion on investments	(3,327,487)
Net realized gain on investments	(8,588,233)
Net realized gain on paydowns	(5,839,891)
Net change in unrealized (appreciation)/depreciation	(46,152,873)
Return of capital distributions received	35,600,636
Original issue discount and amendment fees	11,643,936
Change in short-term investments, net	(35,389,821)
(Increase)/Decrease in assets:
Foreign currency	(11,812,286)
Investment securities sold	(29,446,471)
Dividends and interest	(29,194,814)
Prepaid expenses	(460,866)
Prepaid commitment fees on secured revolving credit facility	(6,685,090)
Increase/(Decrease) in liabilities:
Investment securities purchased	(2,470,676)
Unfunded loan commitments	717,794,325
Investment Management fees	611,880
Sub-Advisory fees	(18,768)
Interest from reverse repurchase agreements	766,740
Interest payable on secured revolving credit facility	1,113,693
Audit fees	20,777
Legal fees	22,562
Fund administration fees	520,380
Custody fees	235,168
Transfer Agency fees and expenses	68,548
Fund accounting fees	(18,046)
Chief Compliance Officer fees	8,354
Other accrued expenses	88,727
Net cash used in operating activities	(4,963,111,357)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2021 (Continued)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	$4,012,807,858
Cost of shares repurchased	(156,498,524)
Distributions paid to shareholders, net of reinvestments	(139,322,032)
Proceeds from reverse repurchase agreements	47,386,000
Payments made on reverse repurchase agreements	(53,110,000)
Proceeds from secured borrowings	249,990,230
Proceeds from secured revolving credit facility	1,392,000,000
Payments on secured revolving credit facility	(387,000,000)
Due to custodian	(1,846,840)
Net cash provided by financing activities	4,964,406,692

Net increase in cash	1,295,335

Cash
Cash, beginning of year	—
Cash, end of year	$1,295,335

Non cash financing activities not included herein consist of $62,384,398 of reinvested dividends.

Cash paid for interest on credit facility during the period was $12,433,688.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Net asset value, beginning of period	$10.35	$10.15	$10.00
Income from Investment Operations:
Net investment income[1]	0.72	0.72	0.34
Net realized and unrealized gain (loss) on investments[2]	0.27	0.19	(0.04)
Total income from investment operations	0.99	0.91	0.30

Less Distributions to shareholders:
From net investment income	(0.62)	(0.62)	(0.15)
From return of capital	(0.10)	(0.09)	—
From net realized gain	(0.02)	— [3]	— [3]
Total Distributions to shareholders	(0.74)	(0.71)	(0.15)

Net asset value, end of period	$10.60	$10.35	$10.15

Total return[4]	10.38%	9.25%	3.05%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,729,648	$744,892	$268,536

Ratio of expenses to average net assets (excluding interest expense):
Before fees waived	1.32%	1.80%	2.25%[6]
After fees waived	1.32%	1.80%	1.78%[6]
Ratio of net investment income to average net assets (excluding interest expense):
Before fees waived	7.36%	7.67%	3.58%[6]
After fees waived	7.36%	7.67%	4.05%[6]

Ratio of expenses to average net assets (including interest expense):
Before fees waived	1.94%	2.43%	2.28%[6]
After fees waived	1.94%	2.43%	1.81%[6]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived	6.74%	7.04%	3.55%[6]
After fees waived	6.74%	7.04%	4.02%[6]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I (Continued)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Reverse Repurchase Agreements[7]	$6,833,000	$12,557,000	$6,034,000
Secured borrowings[7]	249,990,230	—	—
Borrowings-Credit Facility Agreement[7]	1,195,000,000	190,000,000	—
Asset Coverage Per $1,000 of Borrowings
Reverse Repurchase Agreements[7]	693,179	60,321	45,504
Secured borrowings[7]	19,919	—	—
Borrowings-Credit Facility Agreement[7]	4,958	4,916	—

Portfolio turnover rate	29%	29%	15%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

[3]	Amount represents less than $0.01 per share.

[4]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[5]	Not annualized.

[6]	Annualized.

[7]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company operating as an interval fund. The Fund operates under an Agreement and Declaration of Trust, as most recently amended and restated on September 15, 2021 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on March 6, 2019.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund’s Registration Statement currently offers Class I Shares. Only Class I shares have been issued as of December 31, 2021.

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Consolidation of a Subsidiary

On February 3, 2020, CCLF SPV LLC (“CCLF SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of CCLF SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2021, net assets of the CCLF SPV LLC were $1,063,637,330, or approximately 22.49% of the Fund’s total net assets.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

On April 15, 2021, MCCW Holdings, LLC (“CCLF MCCW”) was formed as a limited liability company, and it is a wholly owned subsidiary of CCLF SPV. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of CCLF MCCW. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2021, net assets of the CCLF MCCW were $166,646,212, or approximately 3.52% of the Fund’s total net assets and are included in the net assets of CCLF SVP LLC.

On May 25, 2021, CCLF Holdings LLC (“CCLF HOLD”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of CCLF HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2021, net assets of the CCLF HOLD were $18,375,545, or approximately 0.39% of the Fund’s total net assets.

On July 26, 2021, CCLF Holdings (D1) LLC (“CCLF HOLD (D1)”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of CCLF HOLD (D1). All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2021, net assets of the CCLF HOLD (D1) were $8,269,091, or approximately 0.17% of the Fund’s total net assets.

On September 17, 2021, Broadway Funding Holdings LLC (“Broadway Funding Holdings”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of Broadway Funding Holdings. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2021, net assets of the Broadway Funding Holdings were $153,866,318, or approximately 3.25% of the Fund’s total net assets.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of December 31, 2021.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended December 31, 2021, the Fund did not have interest or penalties associated with underpayment of income taxes.

CCLF SPV, CCLF MC-CW, CCLF HOLD (D1) and Broadway Funding Holdings are disregarded entities for income tax purposes. CCLF HOLD is a corporation and is therefore obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2021, the Fund had sixteen outstanding forward currency contracts sold short.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Warehouse Investments

The Fund may invest in Warehouse investments (“Warehouses”), which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

The Warehouse investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse investment, a significant portion (and in some circumstances all) of the Warehouse investments made by the Fund may not be repaid.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statement of Operations. As of December 31, 2021, the Fund received $1,240,898 in commitment fees. As of December 31, 2021, the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $774,351,825 reflected as unfunded loan commitments within the consolidated Statement of Assets and Liabilities.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
ACI Group Holdings, Inc.	Delayed Draw	$3,723,214	$3,685,982
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw	1,191,736	1,174,455
Any Hour, LLC	Delayed Draw	546,667	541,200
Any Hour, LLC	Revolver	2,000,000	1,980,000
Air Comm Corporation, LLC	Delayed Draw	1,588,658	1,580,715
Air Comm Corporation, LLC	Delayed Draw	243,902	241,463
Air Comm Corporation, LLC	Revolver	950,612	941,106
Air Comm Corporation, LLC	Revolver	1,653,022	1,636,492
Alera Group Holdings, Inc.	Delayed Draw	13,341,273	13,274,567
Answer Acquisition	Revolver	1,333,571	1,306,900
Apex Service Partners, LLC	Revolver	1,200,000	1,199,400
Appfire Technologies, LLC	Delayed Draw	13,376,571	13,327,078
AQ Sage Buyer, LLC	Delayed Draw	18,750,000	18,703,125
Ardurra Group LLC	Delayed Draw	651,720	651,720
Armada Parent, Inc.	Delayed Draw	2,000,000	1,980,000
Armada Parent, Inc.	Revolver	2,200,000	2,156,000
Aspen Opco, LLC	Revolver	2,272,727	2,250,000
Applied Technical Services	Delayed Draw	3,068,182	3,068,182
Applied Technical Services	Delayed Draw	3,409,091	3,409,091
Applied Technical Services	Revolver	681,818	680,318
AWT Merger Sub, Inc.	Delayed Draw	1,142,857	1,142,857
AWT Merger Sub, Inc.	Delayed Draw	2,421,429	2,397,214
AWT Merger Sub, Inc.	Revolver	985,714	985,714
AxiomSL Group, Inc.	Delayed Draw	713,267	707,846
AxiomSL Group, Inc.	Revolver	731,098	725,542
Barracuda Dental LLC	Delayed Draw	390,805	383,110
Barracuda Dental LLC	Revolver	620,689	610,696
Blackbird Purchaser, Inc.	Delayed Draw	4,392,446	4,348,521
Blackbird Purchaser, Inc.	Delayed Draw	10,713,282	10,713,282
BCHR US Acquisitions, Inc.	Delayed Draw	1,886,792	1,867,925
BCHR US Acquisitions, Inc.	Revolver	905,660	887,547
BCPE North Star US Holdings Co.	Delayed Draw	2,210,526	2,205,000
Beacon Mobility Corp.	Delayed Draw	165,214	163,892
Beacon Mobility Corp.	Delayed Draw	585,797	581,110
Beacon Mobility Corp.	Revolver	1,000,000	992,000
Bendon	Revolver	1,800,000	1,737,720
Berlin Packaging	Second Lien Term Loan	4,527,699	5,090,053

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Biocare Medical LLC	Revolver	$2,777,778	$2,750,000
BlueHalo Global Holdings, LLC	Revolver	548,120	542,639
Bounteous, Inc.	Delayed Draw	4,300,000	4,257,000
Bounteous, Inc.	Revolver	1,488,000	1,458,240
BusinesSolver.com, Inc.	Delayed Draw	1,378,788	1,371,894
Connect America.com, LLC	Revolver	672,304	658,858
Captify Intermediate Holdings Corp.	Delayed Draw	2,500,000	2,481,250
CC SAG Acquisition Corp.	Delayed Draw	3,356,643	3,308,126
CC SAG Acquisition Corp.	Revolver	699,301	689,193
CFGI Holdings, LLC	Delayed Draw	2,189,781	2,189,781
CFGI Holdings, LLC	Revolver	1,751,825	1,734,307
Citrin Cooperman Advisors, LLC	Delayed Draw	2,647,059	2,633,824
Classic Collision	Delayed Draw	7,803,192	7,647,128
Classic Collision	Revolver	1,382,979	1,355,319
Cleo Communications Holding, LLC	Revolver	2,140,000	2,136,362
Community Medical Acquisition Corp.	Delayed Draw	4,333,814	4,284,842
Community Medical Acquisition Corp.	Revolver	3,683,963	3,610,283
Consolidated Label Co.	Revolver	1,339,286	1,332,589
Consolidated Label Co.	Revolver	578,516	575,623
CORA Health Holdings Corp.	Delayed Draw	5,401,846	5,347,827
CORA Health Holdings Corp.	Revolver	700,000	693,000
Credit Connection, LLC	Revolver	600,000	588,000
CRS TH Holdings Corp	Delayed Draw	6,355,932	6,324,153
CRS TH Holdings Corp	Revolver	4,237,288	4,194,915
HPS Consumer Discretionary	First Lien Term Loan	17,079	16,712
HPS Specialty Loan Fund V Feeder LP	First Lien Term Loan	67,500,000	67,500,000
D4C Dental Brands, Inc.	Delayed Draw	1,363,379	1,396,100
D4C Dental Brands, Inc.	Revolver	178,571	182,857
DataLink, LLC	Delayed Draw	1,185,484	1,185,484
DataLink, LLC	Revolver	846,774	846,774
DCA Holdings LLC	Delayed Draw	2,413,559	2,380,252
Deca Dental Holdings, LLC	Delayed Draw	3,333,333	3,289,744
Deca Dental Holdings, LLC	Revolver	1,111,111	1,088,889
Diligent Corporation	Delayed Draw	1,254,400	1,245,117
Integrated Oncology Network, LLC	Revolver	83,957	83,537
EAP Holdco, LLC	Delayed Draw	1,903,188	1,893,673
EAP Holdco, LLC	Revolver	1,804,883	1,786,834

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
ERC Holdings, LLC	Delayed Draw	$3,550,296	$3,514,793
ERC Holdings, LLC	Revolver	1,420,118	1,405,917
RCS Industrials	Revolver	285,714	285,714
FLS Holding, Inc.	Delayed Draw	5,000,000	4,950,000
FLS Holding, Inc.	Delayed Draw	2,083,333	2,062,500
FLS Holding, Inc.	Revolver	2,000,000	1,960,000
FLS Holding, Inc.	Revolver	833,333	816,667
Fingerpaint Marketing, Inc.	Delayed Draw	10,296,637	10,245,153
Fingerpaint Marketing, Inc.	Revolver	1,680,108	1,663,306
Follett School Solutions	Revolver	920,223	901,818
Fortis Solutions Group, LLC	Delayed Draw	5,247,376	5,194,903
Fortis Solutions Group, LLC	Delayed Draw	1,874,063	1,855,322
Fortis Solutions Group, LLC	Revolver	1,799,100	1,763,118
Fortis Solutions Group, LLC	Revolver	642,536	629,685
Fortis Life Sciences, LLC	Delayed Draw	12,173,913	12,052,174
Fortis Life Sciences, LLC	Delayed Draw	4,260,870	4,218,261
Fortis Life Sciences, LLC	Revolver	1,826,087	1,807,826
Foundation Risk Partners, Corp.	Delayed Draw	576,191	569,401
Foundation Risk Partners, Corp.	Revolver	653,009	643,214
Gainsight, Inc.	Revolver	2,625,000	2,579,063
Galway Borrower, LLC	Delayed Draw	725,675	718,418
Galway Borrower, LLC	Delayed Draw	1,084,966	1,074,116
Galway Borrower, LLC	Revolver	694,552	680,661
Galway Borrower, LLC	Revolver	814,315	798,029
Galway Borrower, LLC	Delayed Draw	1,847,507	1,829,032
Galway Borrower, LLC	Revolver	879,765	862,170
GOVDELIVERY Holdings, LLC	Delayed Draw	3,334,737	3,268,042
GOVDELIVERY Holdings, LLC	Revolver	536,402	525,673
GovBrands Intermediate, Inc.	Delayed Draw	905,972	886,901
GovBrands Intermediate, Inc.	Revolver	917,000	894,075
Govbrands Intermediate, Inc.	Delayed Draw	718,182	703,064
Govbrands Intermediate, Inc.	Revolver	545,455	531,818
Graffiti Buyer, Inc.	Delayed Draw	5,044,643	4,994,196
Graffiti Buyer, Inc.	Revolver	2,059,896	2,039,297
GraphPAD Software, LLC	Delayed Draw	4,411,765	4,367,647
Hawkeye AcquisitionCo, LLC	Revolver	500,000	497,500
Higginbotham Insurance Agency, Inc.	Delayed Draw	13,166,667	13,092,933

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Higginbotham Insurance Agency, Inc.	Delayed Draw	$2,536,930	$2,522,723
Heartland Veterinary	Delayed Draw	5,052,226	5,001,704
Heartland Veterinary	Second Lien Term Loan	86,800	86,140
Heartland Veterinary	Revolver	519,154	513,963
Iconic Purchaser Corporation	Delayed Draw	2,051,282	2,030,769
Iconic Purchaser Corporation	Revolver	1,538,462	1,507,692
Isaac Heating & Air Conditioning	Delayed Draw	2,210,526	2,188,421
Isaac Heating & Air Conditioning	Revolver	1,736,842	1,719,474
Imagine Acquisitionco, Inc	Delayed Draw	1,607,717	1,599,678
Imagine Acquisitionco, Inc	Revolver	1,157,556	1,145,981
ISS Compressors Industries, Inc.	Revolver	375,000	366,263
Inovalon Holdings, Inc.	Delayed Draw	1,349,649	1,332,778
Insight Global	Revolver	361,272	354,046
insightsoftware	Delayed Draw	4,661,000	4,649,348
insightsoftware	Revolver	366,345	364,696
Integrity Marketing	Delayed Draw	3,750,000	3,721,875
JTM Foods, LLC	Delayed Draw	1,158,366	1,138,094
JTM Foods, LLC	Revolver	559,597	549,804
KBP Brands, LLC	Delayed Draw	20,000,000	19,900,000
Keystone Agency Investors	Delayed Draw	2,344,737	2,320,821
Keystone Agency Investors	Delayed Draw	2,578,125	2,539,453
Keystone Agency Investors	Delayed Draw	5,625,000	5,540,625
Komline-Sanderson Group, Inc.	Revolver	1,210,938	1,210,938
KPSKY Acquisition, Inc.	Delayed Draw	753,205	741,907
KPSKY Acquisition, Inc.	Delayed Draw	377,074	371,418
KWOR Acquisition, Inc.	Revolver	829,268	816,829
KWOR Acquisition, Inc.	Revolver	1,792,683	1,774,756
Life Science Intermediate Holdings, LLC	Delayed Draw	3,750,000	3,712,500
RCS Industrials	Revolver	208,333	209,896
LMG Holdings, Inc.	Revolver	285,714	282,857
LOC Performance Products	Revolver	3,856,132	3,817,571
Len the Plumber, LLC	Delayed Draw	837,265	820,520
Premier Imaging, LLC	Delayed Draw	14,525,790	14,380,532
Majco LLC	Delayed Draw	7,583,333	7,583,333
Majco LLC	Revolver	1,666,667	1,650,000
Marquee Dental	Delayed Draw	10,552	10,278
Ministry Brands Merger Sub, LLC	Delayed Draw	5,649,718	5,593,220

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Ministry Brands Merger Sub, LLC	Revolver	$1,694,915	$1,661,017
MBS Holdings, Inc.	Revolver	1,271,186	1,245,763
Mc Group Ventures Corporation	Delayed Draw	4,519,231	4,428,846
Management Consulting & Research, LLC	Revolver	2,195,341	2,162,410
Mefla UK Limited	First Lien Term Loan	3,024	4,036
Mefla UK Limited	First Lien Term Loan	156,822	17,114
MedMark Services, Inc.	Delayed Draw	6,809,914	6,741,814
MedMark Services, Inc.	Delayed Draw	1,102,478	1,091,454
MSM Acquisitions	Delayed Draw	12,500,000	12,500,000
New Era Technology	Delayed Draw	672,697	675,724
New Era Technology	Revolver	152,022	152,706
NL1 Acquire Corp.	Delayed Draw	2,598,371	2,019,746
NL1 Acquire Corp.	Delayed Draw	1,223,676	1,217,558
NL1 Acquire Corp.	Revolver	1,160,727	902,248
Northstar Recycling	Revolver	2,000,000	1,960,000
Obagi Cosmeceuticals LLC	Revolver	2,500,000	2,500,000
OB Hospitalist Group	Revolver	1,534,351	1,503,664
OIA Acquisition, LLC	Delayed Draw	459,000	456,705
OIA Acquisition, LLC	Revolver	1,928,571	1,909,286
Olympic Buyer, Inc.	Revolver	2,352,941	2,299,529
Omni Intermediate Holdings, LLC	Delayed Draw	2,676,056	2,662,676
Omni Intermediate Holdings, LLC	Delayed Draw	842,958	838,743
Omni Intermediate Holdings, LLC	Revolver	1,689,141	1,672,249
Omni Intermediate Holdings, LLC	Revolver	532,394	527,070
OneCare Media, LLC	Revolver	1,333,333	1,313,333
Patriot Growth Insurance Services, LLC	Delayed Draw	8,594,340	8,594,340
Patriot Growth Insurance Services, LLC	Delayed Draw	1,837,657	1,819,281
Patriot Growth Insurance Services, LLC	Revolver	467,767	458,412
Patriot Growth Insurance Services, LLC	Revolver	2,660,377	2,633,774
PCX Holding Corp.	Delayed Draw	625,000	625,000
PCX Holding Corp.	Revolver	625,000	625,000
Pinnacle Dermatology Management, LLC	Delayed Draw	3,092,784	3,092,784
Pinnacle Dermatology Management, LLC	Revolver	1,082,474	1,068,943
PDQ	Revolver	1,764,706	1,733,824
Pegasus Global Enterprise Holdings, LLC	Delayed Draw	1,944,167	1,929,586
Peter C. Foy & Associates Insurance Services, LLC	Delayed Draw	346,502	343,618

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Peter C. Foy & Associates Insurance Services, LLC	Revolver	$184,900	$183,051
Pinnacle Treatment Centers, Inc.	Delayed Draw	228,571	228,571
Pinnacle Treatment Centers, Inc.	Revolver	285,714	285,714
Purfoods, LLC	Delayed Draw	1,125,000	1,125,000
PT Intermediate Holdings III, LLC	Delayed Draw	13,100,000	13,100,000
PT Intermediate Holdings III, LLC	Delayed Draw	3,470,000	3,470,000
ProcessUnity Holdings, LLC	Delayed Draw	1,000,000	990,000
ProcessUnity Holdings, LLC	Revolver	1,000,000	980,000
Jigsaw Bidco AS	First Lien Term Loan	139,882	15,673
Quantic Electronics, LLC	Delayed Draw	1,419,994	1,412,894
Quantic Electronics, LLC	Revolver	428,397	426,255
Race Winning Brands, Inc.	Revolver	2,476,931	2,452,162
Ranger Buyer, Inc.	Revolver	1,538,462	1,523,077
RefrigiWear, LLC	Revolver	1,925,403	1,906,149
Regent Holding Company, LLC	Revolver	575,188	572,312
Reorg Research, Inc.	Delayed Draw	3,571,429	3,535,714
Revalize, Inc.	Delayed Draw	6,808,000	6,773,960
Revalize, Inc.	Delayed Draw	7,092,188	7,056,727
Revalize, Inc.	Revolver	681,000	674,190
Revalize, Inc.	Revolver	709,375	702,281
RQM Buyer, Inc.	Delayed Draw	4,687,500	4,640,625
RSC Acquisition, Inc.	Delayed Draw	7,771,084	7,693,374
RSC Acquisition, Inc.	Delayed Draw	2,937,146	2,907,775
S4T Holdings Corp.	First Lien Term Loan	4,545,455	4,522,727
Safety Borrower Holdings	Delayed Draw	1,694,915	1,686,441
Safety Borrower Holdings	Revolver	677,966	671,186
Seko Global Logistics Network, LLC	Revolver	58,596	57,717
Sherlock Buyer Corp.	Delayed Draw	2,052,750	2,032,223
Sherlock Buyer Corp.	Revolver	821,100	804,678
Benefit Street Technology	Revolver	2,666,667	2,613,333
Smile Doctors, LLC	Delayed Draw	2,893,993	2,879,523
Smile Doctors, LLC	Revolver	2,102,474	2,081,449
The Smilist Company	Delayed Draw	960,365	952,778
The Smilist Company	Revolver	582,039	577,441
Sonny’s Enterprises, LLC	Delayed Draw	6,525,000	6,394,500
Sonny’s Enterprises, LLC	Revolver	548,780	548,780

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Spartronics LLC	Revolver	$1,441,631	$1,430,819
Spartronics LLC	Revolver	837,871	831,587
Spear Education, LLC	Delayed Draw	1,562,500	1,562,500
Stanton Carpet Corp.	Revolver	1,189,468	1,177,574
Sweep Purchaser LLC	Delayed Draw	1,750,000	1,732,500
Syntax Systems Ltd.	Delayed Draw	4,950,495	4,900,990
Syntax Systems Ltd.	Revolver	1,114,191	1,103,050
Technimark Holdings, LLC	Second Lien Term Loan	2,250,000	2,221,875
THG Acquisition, LLC	Delayed Draw	13,981,177	13,911,271
THG Acquisition, LLC	Revolver	743,884	736,445
Tilley Chemical Co., Inc.	Revolver	622,222	616,000
Time Manufacturing Acquisition, LLC	Delayed Draw	11,134,894	12,391,119
Time Manufacturing Acquisition, LLC	Delayed Draw	5,215,084	5,097,744
Time Manufacturing Acquisition, LLC	Revolver	1,369,863	1,354,521
Titan Group Holdco, LLC	Delayed Draw	2,500,000	2,475,000
Titan Group Holdco, LLC	Delayed Draw	2,500,000	2,475,000
Titan Group Holdco, LLC	Delayed Draw	3,750,000	3,712,500
Titan Group Holdco, LLC	Revolver	2,000,000	1,980,000
Trident Maritime Systems, Inc.	Revolver	1,444,444	1,437,222
Troy Gastroenterology, P.C.	Delayed Draw	2,561,576	2,561,576
Troy Gastroenterology, P.C.	Revolver	591,133	591,133
Trunk Acquisition, Inc.	Revolver	642,857	636,429
Trunk Acquisition, Inc.	Revolver	2,500,000	2,475,000
Transtar Holding Company	Delayed Draw	1,448,276	1,433,793
Turbo Buyer, Inc.	Delayed Draw	2,300,000	2,271,250
Uniguest	Delayed Draw	1,592,105	1,592,105
Uniguest	Revolver	526,316	526,316
Urology Management Holdings, Inc.	Delayed Draw	10,664,453	10,557,808
USME Holdings LLC	Delayed Draw	743,478	743,478
USME Holdings LLC	Revolver	936,232	936,232
USRP Holdings, Inc.	Delayed Draw	6,892,844	6,754,987
USRP Holdings, Inc.	Revolver	634,409	621,720
Vale Insurance Services LLC	Revolver	2,204,403	2,182,359
Vetcor Professional Practices LLC	Delayed Draw	7,920,421	7,880,819
Vetcor Professional Practices LLC	Second Lien Delayed Draw	9,473,684	9,402,632
Vetcor Professional Practices LLC	Revolver	1,010,526	1,000,421
The Vertex Companies, Inc.	Delayed Draw	3,913,043	3,883,696

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
The Vertex Companies, Inc.	Revolver	$1,304,348	$1,284,783
Vital Care Buyer, LLC	Revolver	1,777,778	1,777,778
VLS Recovery Services, LLC	Delayed Draw	5,952,381	5,892,857
VLS Recovery Services, LLC	Revolver	2,040,816	2,020,408
VRC Companies, LLC	Delayed Draw	1,890,625	1,852,813
VRC Companies, LLC	Revolver	625,000	612,500
Water Holdings Acquisition, LLC	Revolver	872,877	855,419
WCAS Orthopedics MSO, LLC	Revolver	1,724,138	1,706,897
World Insurance Associates, LLC	Delayed Draw	8,321,311	8,238,098
World Insurance Associates, LLC	Delayed Draw	6,934,426	6,865,082
Zavation Medical Products, LLC	First Lien Term Loan	1,621,622	1,605,405
		$774,351,825	$769,120,303

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Corporate loans are generally valued using unobservable pricing inputs received from the Sub-Advisers or the Fund’s investment partners. The Investment Manager will continuously monitor the valuations of Fund investments provided by the Sub-Advisers and investment partners and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser or investment partner does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser or investment partner, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Investment Manager may choose to value certain immaterial direct corporate loans internally upon approval of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers and investment partners. Additionally, the values of the Funds’ direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, Sub-Advisers and the Valuation Committee monitor these estimates regularly and update them

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the first paragraph within this valuation of investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Investment Manager is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Investment Manager will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the consolidated Schedule of Investments and footnote 12 thereto. For the year ended December 31, 2021, the average balance outstanding and weighted average interest rate were $12,479,359 and 1.69%, respectively.

	2021
	Remaining Contractual Maturity of the Agreements
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 days	30–90 days	Greater Than 90 days	Total
Collateralized Loan Obligations	$—	$—	$6,833,000	$—	$6,833,000
Total	$—	$—	$6,833,000	$—	$6,833,000

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Borrowing, Use of Leverage

On March 12, 2020, CCLF SPV LLC, entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as the initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Cortland Capital Market Services LLC as the Administrative Agent and Collateral Custodian and other parties. As of December 31, 2021, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $1,500,000,000, which amount may be increased from time to time upon mutual agreement by the Lenders and CCLF SPV secured by the Fund’s equity interest in CCLF SPV and by CCLF SPV’s assets. In connection with the Facility, CCLF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CCLF SPV or the Fund; (iii) a change of control of CCLF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the year ended December 31, 2021, the average balance outstanding, interest rate at year end, and weighted average interest rate were $499,000,000, 2.63% and 2.72%, respectively. The interest expense during the year ended December 31, 2021 was $13,547,381. Commitment fees incurred are prepaid and amortized over the term of the loan. For the year ended December 31, 2021, fees were $553,261.

Certain Fund investments are held by CCLF SPV. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Secured Borrowings

From time to time, the Fund may engage in sale/buy-back agreements, which are a type of secured borrowing. The amount, interest rate and terms of these agreements will be individually negotiated on a transaction-by-transaction basis. Each borrowing is secured by an interest in an underlying asset which is participated or assigned to the sale/buy-back counter party for the duration of the agreement.

On October 27, 2021 and December 20, 2021, the Fund entered into sale/buy-back agreements with Macquarie US Trading LLC (“Macquarie”), and pursuant to such agreements, the Fund assigned certain assets to Macquarie, with a corresponding repurchase obligation at an agreed-upon price within 120 days after the sale date (the “Macquarie Sale/Buy-Back”). The Macquarie Sale/Buy-Back has a funding cost of 0.8904 bps per day and is not subject to any additional fees. As of December 31, 2021, secured borrowings pursuant to the Macquarie Sale/Buy-Back were $102,503,317 with a maturity of 30-90 days and $147,486,913 with a maturity of greater than 90 days. Interest expense on secured borrowings for the year ended December 31, 2021 were $770,526. Secured borrowings outstanding as of December 31, 2021 with Macquarie were as follows:

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

2. Significant Accounting Policies (continued)

Loan Name	Trade Date	Maturity Date	Amount
Follett School Solutions	October 27, 2021	February 24, 2022	$18,021,818
MC Group Ventures Corporation	October 27, 2021	February 24, 2022	15,039,231
MC Group Ventures Corporation	October 27, 2021	February 24, 2022	4,994,231
PDQ	October 27, 2021	February 24, 2022	10,634,118
The Vertex Companies, Inc. and TWD Vertex Acquisition, LLC	October 27, 2021	February 24, 2022	9,586,956
GovBrands Intermediate, Inc.	October 27, 2021	February 24, 2022	8,628,840
Gainsight Inc.	October 27, 2021	February 24, 2022	14,737,500
Diligent Corporation and Diligent Sterling, LLC	October 27, 2021	February 24, 2022	4,334,220
Diligent Corporation and Diligent Sterling, LLC	October 27, 2021	February 24, 2022	5,921,643
GS AcquisitionCo, Inc	October 27, 2021	February 24, 2022	10,604,760
Total			$102,503,317

Loan Name	Trade Date	Maturity Date	Amount
GS AcquisitionCo, Inc.	December 20, 2021	April 19, 2022	$9,176,305
Cleo Communications Holding, LLC	December 20, 2021	April 19, 2022	12,806,043
VRC Companies, LLC	December 20, 2021	April 19, 2022	18,329,062
Patriot Growth Insurance Services, LLC	December 20, 2021	April 19, 2022	13,607,830
Iconic Purchaser Corporation	December 20, 2021	April 19, 2022	16,082,051
Ranger Buyer, Inc.	December 20, 2021	April 19, 2022	22,846,154
Inovalon Holdings, Inc.	December 20, 2021	April 19, 2022	12,316,898
ERC Holdings, LLC	December 20, 2021	April 19, 2022	14,879,290
Trunk Acquisition, Inc.	December 20, 2021	April 19, 2022	22,275,000
Woof Holdings, Inc.	December 20, 2021	April 19, 2022	5,168,280
Total			$147,486,913

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

3. Principal Risks (continued)

not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers and Investment Manager invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

LIBOR Risk

LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, ICE announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this prospectus, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association (“ISDA”) intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative Benchmark Rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which Benchmark Rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement Benchmark Rate(s) will attain market acceptance.

Any transition away from LIBOR to one or more alternative Benchmark Rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, cease to exist as a global benchmark going forward. Until an alternative Benchmark Rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

3. Principal Risks (continued)

during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund, the Investment Manager and Sub-Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing has led to a recession in most developed countries in the world, and it could lead to increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been and continue to be implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

3. Principal Risks (continued)

monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s Net Assets. The Investment Manager has contractually agreed to an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager (“allocated portion”). Pursuant to separate sub-advisory agreements, the Fund has agreed to pay Audax Management Company (NY), LLC a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). On September 30, 2021, Audax Management Company (NY), LLC was terminated as sub-advisor to the Fund. The portfolio management fees paid to Crescent Capital Group LP (“Crescent Capital”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Crescent Capital and are paid monthly. The portfolio management fees paid to BlackRock Capital Investment Advisors (“BlackRock”) will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by BlackRock.

For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At December 31, 2021 the amount of these potentially recoverable expenses is $490,297 expiring on December 31, 2022. For the year ended December 31, 2021, the Investment Manager did not recover any previously waived expenses.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended December 31, 2021, the Fund’s allocated UMBFS fees are reported on the consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. For the year ended December 31, 2021, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2021, are reported on the consolidated Statement of Operations.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2021:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$66,400,591	$4,588,192,457	$—	$4,654,593,048
Private Investment Vehicles	—	—	1,857,735	1,945,133,552	1,946,991,287
Collateralized Loan Obligations	—	79,356,890	18,045,328	—	97,402,218
Preferred Stocks	—	—	30,032,779	—	30,032,779
Subordinated Debt	—	—	15,450,000	—	15,450,000
Common Stocks	—	—	5,081,224	—	5,081,224
Warrants	—	—	1,152,261	—	1,152,261
Short-Term Investments	55,878,712	—	—	—	55,878,712
Total Investments, at fair value	$55,878,712	$145,757,481	$4,659,811,784	$1,945,133,552	$6,806,581,529

Other Financial Instruments[1]
Forward Contracts	$—	$523,672	$—	$—	$523,672
Total Assets	$55,878,712	$146,281,153	$4,659,811,784	$1,945,133,552	$6,807,105,201

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

5. Fair Value of Investments (Continued)

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Liabilities
Investments, at fair value
Reverse Repurchase Agreement	$—	$6,833,000	$—	$—	$6,833,000
Other Financial Instruments[1]
Forward Contracts	—	1,865,342	—	—	1,865,342
Total Liabilities, at fair value	$—	$8,698,342	$—	$—	$8,698,342

[1]

Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended December 31, 2021:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Subordinated Debt
Balance as of January 1, 2021	$709,359,963	$6,766,715	$92,373,408	$—	$—
Purchases	4,639,618,008	—	—	30,013,004	15,450,000
Sales/Paydowns	(747,835,299)	(7,717,706)	(9,850,000)	—	—
Realized gains (losses)[1]	5,725,022	7,024,192	—	—	—
Original issue discount and amendment fees	(11,624,161)	186,431	—	—	—
Accretion	3,111,599	—	183,613	—	—
Change in Unrealized appreciation (depreciation)	5,312,186	(4,401,897)	3,615,663	19,775	—
Transfers In	—	—	—	—	—
Transfers Out[2]	(15,474,861)	—	(68,277,356)	—	—
Balance as of December 31, 2021	$4,588,192,457	$1,857,735	$18,045,328	$30,032,779	$15,450,000

	Warrants	Common Stocks	Total
Balance as of January 1, 2021	$—	$—	$808,500,086
Purchases	1,152,261	4,365,607	4,690,598,880
Sales/Paydowns	—	—	(765,403,005)
Realized gains (losses)	—	—	12,749,214
Original issue discount and amendment fees	—	—	(11,437,730)
Accretion	—	—	3,295,212
Change in Unrealized appreciation (depreciation)	—	715,617	5,261,344
Transfers In	—	—	—
Transfers Out	—	—	(83,752,217)
Balance as of December 31, 2021	$1,152,261	$5,081,224	$4,659,811,784

[1]	Senior Secured Loans includes paydown gains (losses) of $5,530,011.

[2]	Transferred from Level 3 to Level 2 because observable market data became available for the investments.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

5. Fair Value of Investments (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2021.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an increase in input
Collateralized Loan Obligations	$18,045,328	Income approach	Interest Rate/ Discount Margin	6.65% - 14.00%	Decrease
			Default Rate	3 CDR	Decrease
			Recovery Rate	60%	Increase
			Term	Maturity, or Reinvestment +24 months	Decrease
			Prepayment Assumptions	25 CPR	Increase
			Reinvestment Assumptions	$98.50	Decrease
Common Stocks	4,328,128	Market approach	Public Company Comparison - LTM Revenue Multiple	4.39x	Increase
	653,096	Market approach	Public Company Comparison - LTM EBITDA Multiple	7.0x	Increase
	100,000	Cost	Recent Transaction Price	N/A	N/A
Preferred Stocks	18,777,779	Income approach	Discount Rate	14.07% - 16.53%	Decrease
	11,255,000	Cost	Recent Transaction Price	N/A	N/A
Private Investment Vehicles	1,857,735	Income approach	Weighted Average Cost of Capital	15.00%	Decrease
Senior Secured Loans	1,411,487,094	Income approach	Discount Rate	4.35% - 11.86%	Decrease
			LTM Revenue ($ Millions)	$19 - $3,016	Increase
			Debt/EBITDA	0.81x — 20.10x	Decrease
			Interest Coverage	0.85x — 49.14x	Increase
	3,176,705,363	Cost	Recent Transaction Price	N/A	N/A
Subordinated Debt	15,450,000	Cost	Recent Transaction Price	N/A	N/A
Warrants	1,152,261	Cost	Recent Transaction Price	N/A	N/A
	$4,659,811,784

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $10 million. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class I Shares will not be subject to any initial sales charge. Shares will generally be offered for purchase on each business day at NAV per share, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended December 31, 2021 are as follows:

Commencement Date	January 8, 2021	April 7, 2021	July 7, 2021	October 6, 2021
Repurchase Request	February 11, 2021	May 7, 2021	August 6, 2021	November 5, 2021
Repurchase Pricing date	February 11, 2021	May 7, 2021	August 6, 2021	November 5, 2021

Net Asset Value as of Repurchase Offer Date
Class I	$10.45	$10.71	$10.68	$10.73

Amount Repurchased
Class I	$10,345,765	$25,558,040	$78,796,899	$41,797,819

Percentage of Outstanding Shares Repurchased
Class I	1.10%	1.52%	2.98%	1.07%

7. Federal Income Taxes

Fund Income Tax

At December 31, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments including proceeds from reverse repurchase agreements	$6,743,163,234
Gross unrealized appreciation	70,018,210
Gross unrealized depreciation	(13,432,915)
Net unrealized appreciation on investments	$56,585,295

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

7. Federal Income Taxes (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ending December 31, 2021, permanent differences in book and tax accounting reclassified between paid-in capital and total distributable earnings were as follows:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$408,676	$(408,676)

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation)
Investments	56,585,294
Foreign Currency	(62,219)
Organizational costs	(41,312)
Total distributable earnings	$56,481,763

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distribution paid from:
Ordinary income	$165,497,728	$31,816,599
Return of Capital	28,307,888	4,439,794
Net long-term capital gains	7,900,814	1,478
Total distributions paid	$201,706,430	$36,257,871

Domestic Blocker Income Tax

The CCLF Holdings LLC (the “Domestic Blocker”) recorded a provision for income tax expense (benefit) for the year ended December 31, 2021, in the amount of $349,434. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current	$348,278
Deferred	1,156

As of December 31, 2021, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $349,434, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blocker has a net deferred tax liability recorded as of December 31, 2021. Should a net deferred tax asset exist in the future, the Domestic Blocker will assess whether a valuation allowance should be booked to reserve against that asset.

The statutory rate and effective federal rate is 21%. The Fund is currently using an estimated tax rate of 3.95% for state and local tax, net of federal tax benefit.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

8. Investment Transactions

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $6,596,620,140 and $826,685,580, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended December 31, 2021 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2021, and the realized and unrealized gain (loss) during the year ended December 31, 2021 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Net unrealized depreciation on forward contracts	Forward Contracts	$523,672	$1,865,342
Total		$523,672	$1,865,342

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$4,120,659	$4,120,659

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$(772,170)	$(772,170)

The quarterly average volumes of derivative instruments as of December 31, 2021 are as follows:

Derivatives not designated as hedging instruments	Short Forward Contracts
Foreign Exchange Contracts	12

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures

Middle Market Credit Fund II, LLC

In November 2020, TCG BDC, Inc. and CCLF formed a joint venture, Middle Market Credit Fund II, LLC ( “MMCF II”), that invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominately private U.S. middle market companies. Middle market companies are defined as those with annual revenues up to $1 billion, although MMCF II may invest in larger or smaller companies. It may also purchase interests in loans or corporate bonds through secondary market transactions. MMCF II invests in portfolio companies in the same industries in which CCLF may directly invest. MMCF II was formed as a Delaware limited liability company and is not consolidated by either TCG BDC, Inc. or CCLF for financial reporting purposes. As of December 31, 2021, MMCF II had total assets of $255.0 million. MMCF II’s portfolio consisted of debt investments in 36 portfolio companies as of December 31, 2021. As of December 31, 2021, the largest investment in a single portfolio company in the MMCF II’s portfolio in aggregate principal amount was $10.0 million; and the five largest investments in portfolio companies in MMCF II totaled $47.9 million.

CCLF provides capital to MMCF II in the form of LLC equity interests. As of December 31, 2021, TCG BDC, Inc. and CCLF owned 84.13% and 15.87%, respectively, of the LLC equity interests of MMCF II. CCLF’s investment in MMCF II consisted of equity contributions of $12.5 million as of December 31, 2021.

TCG BDC, Inc. and CCLF each appointed two members to MMCF II’s four-person board of directors. All material decisions with respect to MMCF II, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors. Quorum is defined as the presence of two members of the board of directors; provided that at least one individual is present that was elected, designated or appointed by each member.

Below is a listing of MMCF II’s individual investments as of December 31, 2021 (dollar amounts in thousands):

Par/ Principal Amount	Investments	Fair Value
$5,514	AI Convoy S.A.R.L (United Kingdom)	$5,720
9,946	Airnov, Inc.	9,946
8,415	American Physician Partners, LLC	8,415
4,500	AP Plastics Acquisition Holdings, LLC	4,526
1,197	Appriss Health, LLC	1,198
5,357	Apptio, Inc.	5,357
5,000	AQA Acquisition Holdings, Inc.	5,004
4,355	Aurora Lux FinCo S.Á.R.L. (Luxembourg)	3,924
987	Avenu Holdings, LLC	987
3,275	BMS Holdings III Corp.	3,224
8,193	Captive Resources Midco, LLC	8,147
9,924	Chartis Holding, LLC	9,924
8,710	Comar Holding Company, LLC	8,536
8,712	Cority Software Inc. (Canada)	8,707
10,000	Dwyer Instruments, Inc	9,974
8,134	Ethos Veterinary Health LLC	8,134
8,710	EvolveIP, LLC	8,666
4,717	Harbour Benefit Holdings, Inc.	4,669
9,012	K2 Insurance Services, LLC	8,998
9,092	Kaseya, Inc.	9,038
7,980	Material Holdings, LLC	7,891
7,980	Maverick Acquisition, Inc.	7,808
8,733	National Technical Systems, Inc.	8,733
8,708	NMI AcquisitionCo, Inc.	8,601

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Par/ Principal Amount	Investments	Fair Value
$4,852	Quartz Holding Company	$4,852
8,736	Redwood Services Group, LLC	8,737
8,173	Riveron Acquisition Holdings, Inc.	8,173
8,401	RSC Acquisition, Inc.	8,434
6,875	Superior Health Linens, LLC	6,875
5,514	Tank Holding Corp	5,569
1,701	TCFI Aevex LLC	1,458
8,091	Turbo Buyer, Inc.	7,929
3,267	US INFRA SVCS Buyer, LLC	3,189
6,234	USLS Acquisition, Inc.	6,165
6,418	Westfall Technik, Inc.	6,359
5,465	World 50, Inc.	5,422

Below is certain summarized financial information for MMCF II as of December 31, 2021 (dollar amounts in thousands):

Consolidated Statement of Assets, Liabilities and Members’ Equity:

As of December 31, 2021
ASSETS
Investments, at fair value (amortized cost of $238,615)	$239,289
Cash and cash equivalents	10,092
Interest receivable	2,547
Receivable for investments sold/repaid	3,059
Prepaid expenses and other assets	—
Total assets	$254,987

LIABILITIES AND MEMBERS’ EQUITY
Senior Notes payable, net of amortized debt issuance costs of $802	156,698
Interest and credit facility fees payable	961
Distribution payable	4,159
Other accrued expenses and liabilities	437
Total liabilities	162,255

Members’ equity
Members’ contributions	$90,805
Members’ distributions	(1,718)
Accumulated income from operations	3,645
Total members’ equity	$92,732
Total liabilities and members’ equity	$254,987

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Consolidated Statement of Operations:

For the Year Ended December 31, 2021
Investment income:
Interest income	$18,822
Total investment income	18,822

Expenses:
Interest expense	4,621
Operating expenses	814
Deferred financing fees	122
Organization expenses	35
Total expenses	5,592

Net investment income	13,230

Net change in unrealized appreciation on investments	(440)
Net increase in member’s equity resulting from operations	$12,790

Commitments and Contingencies

MMCF II had outstanding commitments to fund investments totaling $157,500 under undrawn revolvers and other credit facilities as of December 31, 2021.

FBLC Senior Loan Fund, LLC

In January 2021, FBLC and Cliffwater Corporate Lending Fund (“CCLF”) formed a joint venture, FBLC Senior Loan Fund, LLC (the “Joint Venture”), that invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle-market companies. We define middle market companies as those with annual revenues up to $1 billion, although we may invest in larger or smaller companies. We also purchase interests in loans or corporate bonds through secondary market transactions. The Joint Venture was formed as a Delaware limited liability company and is not consolidated by either FBLC or CCLF for financial reporting purposes. As of December 31, 2021 the Joint Venture had total assets of $1.196 billion. The Joint Venture’s portfolio consisted of debt investments in 194 portfolio companies as of December 31, 2021. As of December 31, 2021 the largest investment in a single portfolio company in the Joint Venture’s portfolio in aggregate principal amount was $28.0 million; and the five largest investments in portfolio companies in the Joint Venture totaled $107.0 million. The Joint Venture invests in portfolio companies in the same industries in which CCLF may directly invest.

CCLF provides capital to the Joint Venture in the form of LLC equity interests. As of December 31, 2021, FBLC and CCLF owned 87.50% and 12.50%, respectively, of the LLC equity interests of the Joint Venture. CCLF’s investment in the Joint Venture consisted of equity contributions of $43.6 million as of December 31, 2021.

FBLC and CCLF each appoint two members to Proposed JV’s four-person board of directors. All material decisions with respect to the Proposed JV, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors. Quorum is defined as (i) the presence of two members of the board of directors; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of directors; provided that the individual that was elected, designated or appointed by the member with only one individual present shall be entitled to cast two votes on each matter; and (iii) the presence of four members of the board of directors; provided that two individuals are present that were elected, designated or appointed by each member.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Below is a listing of FBLC Senior Loan Fund, LLC’s individual investments as of December 31, 2021 (dollar amounts in thousands):

Par/Principal Amount	Investments	Fair Value
$19,109,436	ABC Financial Intermediate, LLC	$19,013,888
10,029,550	Accentcare, Inc.	9,976,293
4,232,653	Access Cig, LLC	4,200,146
28,319,039	Acrisure, LLC	27,965,051
2,000,000	Adtalem Global Education, Inc.	1,958,643
2,000,000	Adtalem Global Education, Inc.	2,002,920
7,903,226	Advisor Group, Inc.	7,924,644
15,555,423	Alchemy US Holdco 1, LLC	15,555,423
12,497,456	Alvogen Pharma US, Inc.	11,935,070
1,989,899	Amentum Government Services Holdings, LLC	1,956,329
6,316,000	American Airlines Inc/AAdvantage Loyalty IP, Ltd.	6,533,649
4,776,995	American Rock Salt Company, LLC	4,759,081
4,974,889	AmWINS Group, Inc.	4,933,448
7,466,916	AP Gaming I, LLC	7,409,719
3,244,758	APLP Holdings, LP	3,265,038
3,000,000	Apollo Commercial Real Estate Finance, Inc.	2,921,820
8,977,500	AppLovin Corp.	8,953,171
2,487,500	Artera Services, LLC	2,403,547
5,000,000	Ascensus Holidngs, Inc.	4,973,750
3,275,910	Asp Navigate Acquisition Corp.	3,275,910
1,984,672	Astoria Energy, LLC	1,976,495
3,901,981	Astro AB Merger Sub, Inc.	3,906,859
4,974,874	Asurion, LLC	4,937,563
14,232,889	Athenahealth, Inc.	14,218,656
17,770,000	Avaya Holdings Corp.	17,743,345
5,465,266	Aveanna Healthcare, LLC	5,432,092
2,730,000	Bally’s Corp.	2,728,853
12,855,183	BBB Industries, LLC	12,855,183
13,603,884	BCP Raptor, LLC	13,571,778
5,896,116	BCP Renaissance, LLC	5,879,548
2,174,000	Beasley Mezzanine Holdings, LLC	2,151,283
7,481,250	Bella Holding Company, LLC	7,468,756
7,967,481	Blackstone CQP Holdco, LP	7,944,216
12,748,207	BMC Software Finance, Inc.	12,658,969
1,921,719	Bomgar Corp.	1,916,223
20,845,321	CareCentrix, Inc.	20,715,038
1,444,811	Clover Technologies Group, LLC	1,368,959
12,914,770	CLP Health Services, Inc.	12,882,483
3,473,750	Cnt Holdings I Corp	3,473,125
7,638,840	CommerceHub, Inc.	7,550,535
9,754,574	Community Care Health Network, LLC	9,368,488

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$4,777,087	Compass Power Generation, LLC	$4,753,202
7,538,140	Connect Finco SARL	7,534,070
4,000,000	Connectwise, LLC	3,986,440
7,700,056	Conservice Midco, LLC	7,679,189
3,611,778	CONSOL Energy, Inc.	3,501,618
6,710,458	Conterra Ultra Broadband, LLC	6,710,458
7,980,000	Corelogic, Inc.	7,964,040
2,700,438	CVENT, Inc.	2,694,524
3,951,613	Dealer Tire, LLC	3,945,685
4,887,500	Directv Financing, LLC	4,888,917
700,000	Dish DBS Corp.	710,612
1,000,000	Dish DBS Corp.	1,009,375
8,739,098	Division Holding Corp.	8,744,603
578,466	Dunn Paper, Inc.	555,327
2,823,971	Dynasty Acquisition Co., Inc.	2,743,318
5,252,506	Dynasty Acquisition Co., Inc.	5,102,495
3,330,000	Echo Global Logistics, Inc.	3,313,350
2,490,651	Edgewater Generation, LLC	2,348,559
517,635	Emerald 2, Ltd.	513,753
1,568,548	Fastlane Parent Co, Inc.	1,567,294
6,957,499	Flex Acquisition Company, Inc.	6,938,644
8,000,000	Florida Food Products, LLC	7,860,000
1,240,000	Frontier Communications Corp.	1,276,129
19,425,210	Frontier Communications Corp.	19,386,360
4,705,208	Geon Performance Solutions, LLC	4,739,038
8,380,885	Gogo Intermediate Holdings, LLC	8,373,426
3,960,469	Golden Nugget, LLC	3,932,548
11,060,280	Gordian Medical, Inc.	10,968,148
4,732,701	Greenway Health, LLC	4,496,066
4,975,000	GVC Holdings Gibraltar, Ltd.	4,957,587
737,295	HAH Group Holding Company, LLC	737,295
5,826,968	HAH Group Holding Company, LLC	5,826,967
5,718,436	Hamilton Projects Acquiror, LLC	5,710,087
4,153,969	Heartland Dental, LLC	4,108,982
4,185,511	Hertz Corp.	4,185,511
793,456	Hertz Corp.	793,456
7,237,011	HireRight, Inc.	7,202,635
4,974,937	Hudson River Trading, LLC	4,933,198
4,974,937	ICP Industrial, Inc.	4,900,313
6,982,716	IDERA, Inc.	6,971,823
4,000,000	Ineos Us Finance, LLC	3,976,680
7,819,000	Iri Holdings, Inc.	7,809,226
4,000,000	Jack Ohio Finance, LLC	3,980,000

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$4,937,594	Jane Street Group, LLC	$4,895,427
2,493,750	Jump Financial, LLC	2,475,047
5,000,000	Kissner Milling Co., Ltd.	4,813,550
5,000,000	LABL, Inc.	4,987,500
10,215,665	Liquid Tech Solutions Holdings, LLC	10,215,665
3,864,000	Luxembourg Investment Co., 428 SARL	3,826,519
3,614,067	Medallion Midland Acquisition, LP	3,594,190
5,000,000	Meridian Adhesives Group, Inc.	5,000,000
8,641,073	MH Sub I, LLC	8,650,060
3,334,000	Michael Baker International, LLC	3,300,993
1,500,000	MicroStrategy, Inc.	1,507,500
5,508,332	Monitronics International, Inc.	5,164,061
4,987,500	MPH Acquisition Holdings, LLC	4,859,720
12,187,890	MSG NATIONAL PROPERTIES, LLC	12,187,890
5,467,537	MYOB US Borrower, LLC	5,421,992
7,370,376	National Mentor Holdings, Inc.	7,282,373
233,236	National Mentor Holdings, Inc.	230,451
10,676,409	Navitas Midstream Midland Basin, LLC	10,639,042
1,488,608	Nexus Buyer, LLC	1,480,361
2,342,129	Nouryon USA, LLC	2,331,894
400,000	Paysafe Finance, PLC	372,764
8,777,486	Perstorp Holding Ab	8,777,486
10,697,818	PG&E Corp.	10,569,444
2,500,000	Proofpoint, Inc.	2,487,700
9,126,552	Protective Industrial Products, Inc.	9,086,669
4,962,025	Pug, LLC	4,843,135
1,995,000	Pug, LLC	1,982,531
8,000,000	Quikrete Holdings, Inc.	7,977,760
2,000,000	Regionalcare Hospital Partners Holdings, Inc.	2,025,333
5,195,289	Regionalcare Hospital Partners Holdings, Inc.	5,185,574
10,205,242	RXB Holdings, Inc.	10,205,242
6,947,500	S&S Holdings, LLC	6,947,500
2,373,723	Safe Fleet Holdings, LLC	2,356,775
938,441	Safety Products/JHC Acquisition Corp.	891,519
17,360,447	Safety Products/JHC Acquisition Corp.	16,492,425
19,910,906	Schenectady International Group, Inc.	19,910,906
18,735,131	SCIH Salt Holdings, Inc.	18,532,229
12,705,290	SFR Group, SA	12,629,058
4,901,996	Sierra Acquisition, Inc.	4,889,741
3,003,648	Sophia, LP	3,001,395
2,555,238	Spirit Aerosystems, Inc.	2,555,877
10,518,297	SSH Group Holdings, Inc.	10,133,748
4,949,239	Staples, Inc.	4,773,788
2,278,144	Station Casinos, LLC	2,256,911

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$2,968,831	Team Health Holdings, Inc.	$2,830,038
9,044,550	Tecta America Corp.	9,033,244
3,846,000	Tenneco, Inc.	3,773,132
2,969,388	Tenneco, Inc.	2,921,135
4,863,344	The Dun & Bradstreet Corp.	4,840,778
2,969,697	TransDigm, Inc.	2,926,280
14,962,108	Traverse Midstream Partners, LLC	14,878,021
7,462,502	Triton Water Holdings, Inc.	7,374,295
1,488,750	Truck Hero, Inc.	1,479,103
7,858,108	TSL Engineered Products, LLC	7,858,108
3,794,493	United Airlines, Inc.	3,799,653
5,000,000	University Support Services, LLC	4,975,000
6,000,000	Urban One, Inc.	6,200,250
4,000,000	Venga Finance Sarl	3,912,520
3,505,294	Veritext Corp.	3,471,994
2,500,000	Virgin Media Bristol, LLC	2,497,275
7,830,754	Vyaire Medical, Inc.	6,695,295
10,747,733	WaterBridge Midstream Operating, LLC	10,462,273
9,473,412	Watlow Electric Manufacturing Co.	9,446,792
9,074,647	Western Dental Services, Inc.	9,070,110
388,648	Western Dental Services, Inc.	388,454
7,449,969	Wilsonart, LLC	7,443,785
3,150,550	Wrench Group, LLC	3,150,550
8,973,775	YI, LLC	8,973,775
4,943,000	American Rock Salt Company, LLC	4,955,358
2,065,000	Asp Ls Acquisition Corp.	2,074,045
15,632,000	Asurion, LLC	15,671,080
4,698,000	Barracuda Networks, Inc.	4,749,396
5,088,472	CDS U.S. Intermediate Holdings, Inc.	5,058,247
9,972,000	Edelman Financial Services, LLC	9,988,653
1,545,000	IDERA, Inc.	1,545,000
4,998,000	Tecta America Corp.	4,998,000
13,020,000	TIBCO Software, Inc.	13,047,082
1,410,000	AIG CLO, Ltd. 21-1A F	1,269,740
3,500,000	Avery Point CLO, Ltd. 15-6A E1	3,380,281
1,224,000	Battalion CLO, Ltd. 21-17A F	1,122,509
2,100,000	Carlyle GMS CLO, 16-3A FRR	1,982,547
2,000,000	Eaton Vance CDO, Ltd. 15-1A FR	1,828,997
2,000,000	Elevation CLO, Ltd. 13-1A D2	1,973,209
5,150,000	Great Lakes CLO, Ltd. 21-6A E	4,905,936
1,000,000	Greywolf CLO, Ltd. 20-3RA ER	949,120
2,500,000	Hayfin Kingsland XI, Ltd. 19-2A ER	2,412,073
3,000,000	Highbridge Loan Management, Ltd. 11A-17 E	2,825,041
1,200,000	Jamestown CLO, Ltd. 17-10A D	1,152,594

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$2,000,000	KKR Financial CLO, Ltd. 15 FR	$1,879,568
2,500,000	LCM, Ltd. Partnership 16A ER2	2,372,919
4,500,000	Marble Point CLO, Ltd. 20-1A E	4,391,784
3,000,000	Medalist Partners Corporate Finance CLO, Ltd. 21-1A D	2,832,609
3,000,000	Northwoods Capital, Ltd. 17-15A ER	2,909,451
2,200,000	OCP CLO, Ltd. 14-5A DR	2,117,791
2,000,000	OZLM, Ltd. 16-15A DR	1,921,542
1,500,000	Palmer Square CLO, Ltd. 21-4A F	1,412,882
2,000,000	Regatta II Funding, LP 13-2A DR2	1,967,709
1,455,000	Saranac CLO, Ltd. 20-8A E	1,433,445
4,000,000	Sound Point CLO, Ltd. 17-1A E	3,736,485
2,400,000	Sound Point CLO, Ltd. 17-2A E	2,173,247
1,000,000	Sound Point CLO, Ltd. 18-3A D	895,152
3,000,000	Symphony CLO, Ltd. 2012-9A ER2	2,937,094
3,000,000	Trimaran CAVU 2021-2A, Ltd. 21-2A E	2,915,444
1,500,000	Trysail CLO, Ltd. 21-1A E	1,445,165
3,000,000	Venture CDO, Ltd. 16-23A ER2	2,891,525
2,000,000	Venture CDO, Ltd. 16-25A E	1,936,060
4,995,000	Venture CDO, Ltd. 20-39A E	4,921,690
3,000,000	Venture CLO 43, Ltd. 21-43A E	2,901,049
3,000,000	Wind River CLO, Ltd. 14-2A FR	2,488,676
3,000,000	Zais CLO 13, Ltd. 19-13A D1	2,818,422

Below is certain summarized financial information for FBLC Senior Loan Fund, LLC as of December 31, 2021 (dollar amounts in thousands):

Consolidated Statement of Assets, Liabilities and Members’ Equity:

ASSETS
Investments, at fair value (amortized cost of $1,085,169,753)	$1,088,337,163
Cash and cash equivalents	33,860,764
Receivable for unsettled trades	37,392,545
Cash collateral on deposit with custodian	31,120,000
Interest receivable	5,103,597
Prepaid expenses and other assets	146,335
Total assets	$1,195,960,404

LIABILITIES
Revolving credit facilities (net of deferred financing costs of $2,488,184)	$631,561,813
Secured borrowings	94,736,988
Payable for unsettled trades	60,560,105
Distribution payable	7,211,307
Interest and credit facility fees payable	2,265,634
Accounts payable and accrued expenses	971,370
Total liabilities	$797,307,217

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

11. Joint Ventures (Continued)

MEMBERS’ CAPITAL
Capital contributed	$383,495,510
Accumulated earnings	15,157,677
Total members’ capital	398,653,187
Total liabilities and members’ capital	$1,195,960,404

Consolidated Statement of Operations:

Investment income:
Interest from investments	$44,752,413
Interest from cash and cash equivalents	19,615
Total interest income	44,772,028
Fee and other income	191,986
Total investment income	44,964,014

Operating expenses:
Interest and credit facility financing expenses	10,050,591
Other general and administrative	1,385,706
Professional fees	650,627
Organizational costs	124,793
Total expenses	12,211,717

Net investment income	32,752,297

Realized and unrealized gain on investments:
Net realized gain from investments	6,925,525
Net unrealized appreciation on investments	3,167,410
Net realized and unrealized gain on investments	10,092,935
Net increase in members’ capital resulting from operations	$42,845,232

Commitments and Contingencies

FBLC Senior Loan Fund, LLC had outstanding commitments to fund investments totaling $2.2 million under undrawn revolvers and other credit facilities as of December 31, 2021.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

12. Related Party Transactions and Arrangements

Transactions related to investments in affiliated companies, as defined by the Investment Company Act of 1940, by virtue of the Fund owning at least 5% of the voting securities of the issuer, for the year ended December 31, 2021 were as follows:

Affiliated Investment Company	Type of Asset	Industry	Beginning Value at January 1, 2021	Purchases at Cost	Proceeds from Sales	Dividend Income	Realized Gain/ (Loss)	Change in Unrealized Gain (Loss)	Value at December 31, 2021
Barings Private Credit Corporation*	Non-Listed Business Development Company	Diversified	$—	$700,000,000	$—	$26,622,340	$—	$8,635,237	$708,635,237
Golub Capital Direct Lending Corp.**	Non-Listed Business Development Company	Diversified	—	11,500,000	—	176,513	—	8,435	11,508,435
			$—	$711,500,000	$—	$26,798,853	$—	$8,643,672	$720,143,672

*

The Fund owns 86% of the voting shares of Barings Private Credit Corporation (“BPCC”), a perpetual life, non-exchange traded business development company (BDC) under the 1940 Act that is not consolidated by the Fund for financial reporting purposes. BPCC is externally managed by Barings, which makes all portfolio and investment decisions. The Fund has irrevocably waived its right to vote shares above 4.99% of outstanding shares, so cannot exercise a majority voting interest on material matters. Because the Fund has waived its right to vote shares above 4.99%, the Fund does not believe it controls BPCC for purposes of the 1940 Act or otherwise.

**

The Fund owns 25% of the voting shares of Golub Capital Direct Lending Corp (“GDLC”), a closed-end business development company (BDC) under the 1940 Act that is not consolidated by the Fund for financial reporting purposes. GDLC is externally managed by GC Advisors LLC, which makes all portfolio and investment decisions. The Fund holds less than 50% of outstanding shares so cannot exercise a majority voting interest on material matters, and does not believe it controls GDLC for purposes of the 1940 Act or otherwise.

13. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2021:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
17Capital Co. Investment Fund V-L LP	Direct lending to a European private equity fund	$25,759,098	$24,986,888	$326,083	None	N/A	Liquidation to commence on the earlier of 5/7/2031 but no later than 180 days following full realization
AG Direct Lending Fund II L.P.	Middle market direct lending	17,916,043	18,915,997	—	None	N/A	December 31, 2024 with one-year extensions available
AG Direct Lending Fund III L.P.	Middle market direct lending	18,102,555	20,335,682	1,600,000	None	N/A	September 30, 2026 with one-year extensions available
Annaly Credit Opportunities Onshore Fund LP	Middle market direct lending	51,135,450	51,144,216	—	None	N/A	May 31, 2025 with two one-year extensions available

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

13. Private Investment Vehicles (Continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Ares Commercial Finance Feeder (A) LP	Direct lending to specialty finance companies	$11,309,134	$13,135,522	$13,080,652	None	N/A	June 30, 2025
Barings Capital Investment Corporation	Middle market direct lending	76,000,000	76,926,005	19,000,000	None	N/A	Until the earlier of a liquidity event or July 13, 2027
Barings CMS Fund LP	Middle market direct lending	15,000,000	15,000,000	235,000,000	None	N/A	Until distribution of investment proceeds
Barings Private Credit Corporation	Middle market direct lending	700,000,000	708,635,236	—	Quarterly[2]	Redemptions permitted at the discretion of the investment manager	N/A
FBLC Senior Loan Fund LLC	Middle market direct lending	78,562,000	81,621,413	—	None	Redemptions permitted at the discretion of the investment manager	Until all investments are amortized, liquidated, transferred or disposed
BlackRock Shasta CLO VII	Middle market direct lending	251,162,791	256,096,119	48,837,209	None	Redemptions pursuant to the Note Purchase and Security Agreement upon the direction of a majority of the subordinated note purchasers with the consent of the collateral manager	Earlier of twelve years from closing date and the amortization date (if any)
Franklin BSP Lending Corporation	Middle market direct lending	34,000,000	44,754,531	—	Annually[1]	N/A	N/A
Crescent Mezzanine Partners VIIC, L.P.	Mezzanine level subordinated debt	5,540,346	6,376,274	3,599,265	None	N/A	December 21, 2025 available
Crestline Specialty Lending III (U.S.), L.P.	Middle market direct lending	6,672,081	6,883,019	23,759,515	None	N/A	December 1, 2028 with one-year exensions available
Endurance II L.P.	Direct lending to an international education company	9,725,000	10,083,487	300,000	None	N/A	Until the completion of the liquidation
Golub Capital Direct Lending Corp.	Middle market direct lending	11,500,000	11,508,435	38,500,000	None	N/A	July 1, 2027 with extensions upon the approval of shareholders

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

13. Private Investment Vehicles (Continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS Mezzanine Partners 2019 LP	Mezzanine level subordinated debt	$8,340,651	$9,355,616	$1,851,857	None	N/A	April 12, 2029 with one-year extensions available
HPS Speciality Loan Fund V Feeder LP	Secured debt origination	40,483,748	42,977,780	22,500,000	None	N/A	September 10, 2028 with 1 year extenstions available
Marlin Credit Opportunity Fund LP	Middle market direct lending	50,423,715	50,838,238	49,576,285	None	N/A	May 19, 2028 with one-year extensions available
Middle Market Credit Fund II, LLC	Middle market direct lending	12,708,191	15,273,674	—	None	N/A	Until all investments are amortized, liquidated, transferred or disposed
Morgan Stanley Direct Lending Fund	Middle market direct lending	33,289,217	33,875,734	12,210,783	Quarterly[3]	N/A	N/A
New Mountain Guardian III BDC, LLC	Middle market direct lending	80,000,000	81,281,657	20,000,000	None	N/A	July 15, 2025 with one-year extensions available
Owl Rock Core Income Corp.	Middle market direct lending	50,000,000	50,088,711	—	Quarterly[2]	N/A	N/A
Owl Rock Technology Finance Corp.	Direct lending and mezzanine financing for technology and life-sciences companies	35,000,000	38,669,900	—	None	N/A	Until earliest of an Exchange Listing, the fifth anniversary of the final closing, and August 10, 2025
Owl Rock Technology Finance Corp. II	Direct lending and mezzanine financing for technology and life-sciences companies	964,289	964,289	16,236,531	None	N/A	Earlier of the five year anniversary of the Final Closing and the seven year anniversary of the Initial Closing, with two one-year extensions available
Providence Debt Fund III (Non-US) L.P.	Middle market direct lending	2,692,390	3,916,335	4,629,133	None	N/A	October 24, 2021 with one-year extensions available
Proxima Onshore Co-Invest, L.P.	Direct lending to a renewable energy company	578,571	586,234	9,421,429	None	N/A	Until the completion of the liquidation

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

13. Private Investment Vehicles (Continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Raven Asset Fund II V LP	Asset based lending	$4,993,994	$5,074,346	$7,624,570	None	N/A	January 2029 with two one-year extensions available available
Silver Point Specialty Credit Fund II, L.P.	Middle market direct lending	33,835,151	35,275,861	16,167,762	None	N/A	September 6, 2023 with one-year extensions available
Thompson Rivers LLC	Middle market direct lending	20,000,000	20,564,423	—	None	Redemptions permitted with the consent of the investment fund’s voting members	Until cancellation of the Certificate of Formation
Varagon Capital Direct Lending Fund	Middle market direct lending	10,000,000	10,201,688	40,000,000	None	N/A	September 2026 with one-year extensions available
Varagon Structured Note Issuer I LLC	Middle market direct lending	175,000,000	176,280,548	325,000,000	None	Redemptions pursuant to the Indenture upon direction of a majority of the subordinated notes with the consent of the investment manager	October 2033 provided that the scheduled reinvestment end date is extended
Vista Credit Partner Fund III LP	Direct lending to middle market technology companies	15,356,985	16,609,395	34,941,346	None	N/A	March 31, 2027 with two one-year extensions available
Waccamaw River LLC LP	Middle market direct lending	6,878,065	6,896,297	5,640,000	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation
Total		$1,892,929,465	$1,945,133,552	$949,802,420

[1]	Up to 10% at each annual tender offer

[2]	Up to 5% at each quarterly tender offer

[3]	Up to 2.5% at each quarterly tender offer

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2021 (Continued)

14. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer January 6, 2022 as follows:

Commencement Date	January 6, 2022
Repurchase Request	February 7, 2022
Repurchase Pricing date	February 7, 2022

Net Asset Value as of Repurchase Offer Date
Class I	$10.69

Amount Repurchased
Class I	$97,311,884

Percentage of Outstanding Shares Repurchased
Class I	1.76%

On February 1, 2022, Broadway Funding Holdings and all investments in Broadway Funding Holdings were sold to North Haven Private Income Fund LLC (f/k/a Morgan Stanley Private Income Fund LLC).

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Corporate Lending Fund

Other Information
December 31, 2021 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ending December 31, 2021, the Cliffwater Corporate Lending Fund designates $7,900,814 as a long-term capital gain distribution.

For the year ended December 31, 2021, 0.0% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended December 31, 2021, 0.0% of the dividends paid from net investment income, including short-term capital gains are designated as dividends received deduction available to corporate shareholders.

Approval of Investment Management Agreement

At the regular quarterly meeting of the Board of Trustees of the Fund (the “Board”) held on December 15, 2021 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Investment Management Agreement between Cliffwater LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the December 15, 2021 regular quarterly meeting was held by videoconference. At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments and oversight of the Fund’s sub-advisers. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services

Cliffwater Corporate Lending Fund

Other Information
December 31, 2021 (Unaudited) (Continued)

in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed its benchmark for the period June 5, 2019 through September 30, 2021.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds.

The Board noted that the Fund’s advisory fee was calculated on net assets and at 1.00%, was below the median advisory fee of the peer universe identified in the provided Broadridge report. They further noted that the Investment Manager had implemented an expense cap so that total expenses of the Fund, subject to certain exclusions, do not exceed certain limits. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor whether the Fund’s current fee level continues to reflect economies of scale and concluded that the fees were reasonable and satisfactory in light of the services provided.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an additional one-year term.

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2021 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Paul S. Atkins Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021	Chief Executive Officer and Founder, Patomak Global Partners, LLC (financial services consulting firm) (2009-Present); Independent Chairman of the Board and Director, BATS Global Markets, Inc. (2012-2015); Member, Congressional Oversight Panel for TARP (2009-2010); Commissioner, U.S. Securities and Exchange Commission (2002-2008); Principal, PricewaterhouseCoopers LLP (1994-2002).	2	None
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021

Chief Pension Investment Strategist, CBRE Global Investors (June 2021-Present); Advisory Board of Milken Institute for Public Finance (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017- June 2021); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee (2020-Present).

				2	None

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2021 (Unaudited) (Continued)

INDEPENDENT TRUSTEES (CONTINUED)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since June 2021	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	2	None

*	The fund complex consists of the Fund and Cliffwater Enhanced Lending Fund.

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	President Since Inception; Trustee since June 2021	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	2	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014-Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013-2014).	N/A	None

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2021 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President (2017-Present); Vice President, Senior Client Service Manager.	N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since April 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	None

*	The fund complex consists of the Fund and Cliffwater Enhanced Lending Fund.

**	Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

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Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Paul S. Atkins, Mr. Dominic Garcia, and Mr. Paul J. Williams are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2021. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended December 31, 2021, and for the year ended December 31, 2020.

	2021	2020
Fee Category	Fees	Fees
Audit Fee	$300,000	$90,000
Audit-Related Fees	-	-
Tax Fees	12,000	6,000
All Other Fees	6,774	4,098
Total Fees	$318,774	$100,098

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the year ended December 31, 2021 and for the year ended December 31, 2020, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AUDAX MANAGEMENT COMPANY, LLC

AUDAX MANAGEMENT COMPANY (NY), LLC

(TOGETHER, THE “FIRM”)

VOTING POLICIES AND PROCEDURES

PURPOSE AND GENERAL STATEMENT

The purpose of these voting policies and procedures is to set forth the principles and procedures by which the Firm votes or gives consents with respect to the securities owned by the separate accounts and pooled investment vehicles advised by the Firm (each, an “Advised Vehicle” and collectively, the “Advised Vehicles”) for which the Firm exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes: (i) any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy; and (ii) any vote or consent provided on behalf of an Advised Vehicle which holds debt of a private company. These policies and procedures have been designed to help ensure that Votes are voted in what the Firm believes to be the best interests of the Advised Vehicles in accordance with the Firm’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

These voting policies and procedures will be made available to the Advised Vehicles (and their investors) upon written request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request. Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request.

POLICY

The Firm and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and providing investment advisory and other services to funds, separate accounts and operating companies. In the ordinary course of conducting the Firm’s activities, the interests of an Advised Vehicle may conflict with the interests of the Firm and/or other Advised Vehicles. For example, one Advised Vehicle may hold senior debt securities in one company while another Advised Vehicle holds equity securities in the same company. Should that company fall into financial distress, the interests of the Advised Vehicles holding senior debt could conflict with the interests of the Advised Vehicles holding equity.

Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Firm votes all Votes is to vote in what the Firm believes to be the best interests of each Advised Vehicle by maximizing the economic value of the relevant Advised Vehicle’s holdings, taking into account the relevant Advised Vehicle’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Firm does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of the Firm to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Firm reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Chief Legal Officer or the relevant Firm investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Advised Vehicles or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advised Vehicles. In connection with the voting of Votes, the Firm’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Advised Vehicles and their economic interests.

PROCEDURES

Conflicts of Interest

The Firm’s Chief Legal Officer and Chief Compliance Officer (“CCO”) have the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All proxy votes will require a mandatory conflicts of interest review by the Chief Legal Officer or CCO in accordance with these policies and procedures, which will include consideration of whether the Firm or any investment professional or other person recommending how to vote has an interest in how the proxy vote is voted that may present a conflict of interest. In addition, all Firm investment professionals are expected to perform their tasks relating to the voting of all Votes (including any proxy votes) in accordance with the principles set forth above, according the first priority to the best interest of the relevant Advised Vehicles.

If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO or Chief Legal Officer or any member of the Audax legal team. If any investment professional is pressured or lobbied either from within or outside the Firm with respect to any particular Voting decision, he or she should contact the CCO or Chief Legal Officer. The CCO or Chief Legal Officer will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the affected Advised Vehicles.

Where the Chief Legal Officer deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the Chief Legal Officer will have the power to retain independent fiduciaries, consultants or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Voting

All Firm personnel are responsible for promptly forwarding all proxy materials, consent or proxy requests or notices or materials related thereto to a member of the Audax legal team. The Chief Legal Officer will be responsible for ensuring that each proxy is voted in a timely manner and as otherwise required by the terms of such proxy.

All proxy votes are initially referred to the Chief Legal Officer or appropriate investment professional for a voting decision. In most cases, the Chief Legal Officer or investment professional will make the decision as to the appropriate Vote decision. In making such decision, he or she may rely on any of the information and/or research available to him or her. If the investment professional is making the Voting decision, the investment professional will inform internal counsel of any such Voting decision, and if internal counsel does not object to such decision as a result of his or her conflict of interest review, the proxy will be voted in such manner. If the investment professional and internal counsel are unable to arrive at an agreement as to how to vote, then the Chief Legal Officer may consult with the Firm’s Chief Operating Officer as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Advised Vehicles’ holdings.

Recordkeeping

The Firm’s Recordkeeping Policies and Procedures apply to proxy votes. Firm personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

RESPONSIBILITY

The Chief Legal Officer will be responsible for administering these procedures.

LAST UPDATED: July 2019

Cliffwater LLC

PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Crescent Capital Group LP

PROXY POLICY AND PROCEDURE

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.” Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

● Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

● Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

● Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures. Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual. The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, Crescent considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

• Crescent lacks written proxy voting policies and procedures;

• Proxies are not identified and processed in a timely manner;

• Proxies are not voted in Clients’ best interests;

• Conflicts of interest between Crescent and a Client are not identified or resolved appropriately;

• Third-party proxy voting services do not vote proxies according to Crescent’s instructions and in Clients’ best interests;

• Proxy voting records, Client requests for proxy voting information, and Crescent’s responses to such requests, are not properly maintained;

• Crescent lacks policies and procedures regarding Clients’ participation in class actions; and

• Crescent fails to maintain documentation associated with Clients’ participation in class actions. Crescent has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

Crescent primarily invests Client assets in fixed income assets which typically do not issue proxies. However, Crescent’s Clients also invest in equity securities and therefore may receive proxies in connection with such assets. Proxies are assets of Crescent’s Clients that must be voted with diligence, care, and loyalty. Crescent will vote each proxy in accordance with its fiduciary duty to its Clients. Crescent will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Crescent will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates Crescent’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Crescent to maintain certain books and records associated with its proxy voting policies and procedures. Crescent’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that Crescent complies with all applicable recordkeeping requirements associated with proxy voting.

Fixed-Income Securities

In addition to covering the voting of equity securities, this policy also applies generally to voting and/or consent rights relating to fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. However, the policy does not apply to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. This proxy policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of Clients.

For the voting of fixed-income securities, Crescent believes the potential for material conflicts of interest between Clients and Crescent is limited. However, potential conflicts may arise where Crescent or its related persons or entities are named parties to, or are participating in, a bankruptcy work-out or similar committee. Potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, Crescent has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

● The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to Crescent, either by mail or electronically.

● All proxy voting materials received by Crescent shall be immediately forwarded to the Portfolio Administration Group.

● The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, Crescent shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by Crescent, shall be forwarded to such third-party designee for voting and submission.

● The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of Crescent (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

● Crescent’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where Crescent has proxy voting authority.

● The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).

Conflicts of Interest

● The relevant investment professionals will consider whether Crescent is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

○ Crescent provides investment advice to a publicly traded company (an “Issuer”). Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○ Crescent provides investment advice to an officer or director of an Issuer. Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○ An issuer or some other third party offers Crescent or a Supervised Person compensation in exchange for voting a proxy in a particular way;

○ A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. Crescent receives a proxy solicitation from that Issuer; and

○ Crescent’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

● If Crescent detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

○ The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief

Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.

○ The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in Crescent’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

○ The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

■ A vote’s likely short-term and long-term impact on the Issuer;

■ Whether the Issuer has responded to the subject of the proxy vote in some other manner;

■ Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

■ Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

■ Whether the proposal appears consistent with Clients’ best interests.

○ If the Committee is unable to reach a unanimous decision regarding the proxy vote, Crescent will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

● If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

● Crescent will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Crescent may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Crescent’s ability to sell the affected security during a blocking period that can last for several weeks. Crescent believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Crescent generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which Crescent does not vote a Client’s proxy.

● The Portfolio Administration Group will retain the following information in connection with each proxy vote:

○ The Issuer’s name;

○ The security’s ticker symbol or CUSIP, as applicable;

○ The shareholder meeting date;

○ The number of shares that Crescent voted;

○ A brief identification of the matter voted on;

○ Whether the matter was proposed by the Issuer or a security-holder;

○ Whether Crescent cast a vote;

○ How Crescent cast its vote (for the proposal, against the proposal, or abstain); and

○ Whether Crescent cast its vote with or against management.

● If Crescent votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., Crescent believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

● Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

● Proxies received after a Client terminates its advisory relationship with Crescent will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that Crescent’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Crescent.

Legal Actions

From time to time, Crescent clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period or bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.

Crescent views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. Crescent sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. Crescent’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.

For Investment Advisory Accounts, Crescent will:

● not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and

● notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by Crescent from the settlement administrator or the court that is addressed to the Investment Advisory Account at Crescent’s address.

For Crescent/BNY Mellon Custodial Accounts:

● Crescent will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent Crescent receives written notice of such rights.

● BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies Crescent that it intends to opt out (or has already opted out).

● Crescent has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of Crescent/BNY Mellon Custodial

Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

For Crescent Funds, if Crescent receives written notice of the right to participate in or opt out of, a legal action, the Firm will:

● notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those Crescent Funds, and

● notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Portfolio Administration Group will present copies of all proxy voting material and notices of class action, bankruptcy and other security related proceedings to the Crescent Trading and Brokerage Committee at the Committee meeting immediately following the receipt of such materials.

Disclosures to Clients and Investors

Crescent includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how Crescent voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, Crescent does not disclose how it expects to vote on upcoming proxies. Additionally, Crescent does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC (the “Investment Manager”) and Crescent Capital Group LP (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of the Cliffwater Corporate Lending Fund as of March 22, 2022:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Jason A. Breaux	Managing Director	Since December 27, 2019	Managing Director, Crescent Capital Group LP (2000-Present)	Portfolio Management
John S. Bowman	Managing Director	Since December 27, 2019	Managing Director, Crescent Capital Group LP (2012-Present)	Portfolio Management
Christopher G. Wright	Managing Director	Since December 27, 2019	Managing Director, Crescent Capital Group LP (2001-Present)	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Corporate Lending Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of December 31, 2021:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Accounts $555	0 Accounts N/A	15 Accounts $1,958
Jason A. Breaux	2 Accounts $1,989	19 Accounts $3,477	2 Accounts $605	0 Accounts N/A	0 Accounts N/A	1 Account $339
John S. Bowman	1 Account $501	23 Accounts $6,166	2 Account $710	0 Accounts N/A	7 Accounts $1,211	2 Accounts $831
Christopher G. Wright	1 Account $501	32 Accounts $11,811	2 Accounts $605	0 Accounts N/A	7 Accounts $1,897	0 Accounts N/A

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Cliffwater LLC - Stephen L. Nesbitt has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Nesbitt’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

Crescent Capital Group LP - Crescent Capital typically compensates fund portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent Capital. Crescent Capital’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. Crescent Capital may also provide the fund portfolio managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent Capital’s compensation is tied to the overall profitability of the firm, which, in essence is correlated with the firm’s ability to grow assets. Crescent Capital does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	Over $1,000,000
Sinjin Bowron	None
Jason A. Breaux	None
John S. Bowman	None
Christopher G. Wright	None

1As of December 31, 2021

(b) Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Corporate Lending Fund

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 25, 2022

By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)

Date	March 25, 2022